                                                                    EXHIBIT 10.5


                   RECEIVABLES SALE AND CONTRIBUTION AGREEMENT

                          Dated as of December 10, 2001

                                  by and among

                       AFC RECEIVABLES HOLDING CORPORATION

                             as Receivables Seller,

                           ADVANCE FUNDING CORPORATION

                            as Receivables Purchaser

                              ADVP MANAGEMENT L.P.

                                   as Servicer

                                       and

                                   ADVANCEPCS

                                    as Parent



                                TABLE OF CONTENTS
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
                                                                                                                 Page
                                                                                                                 ----

Article I Definitions and Interpretation..........................................................................1
    SECTION 1.1       DEFINITIONS.................................................................................1
    SECTION 1.2       RULES OF CONSTRUCTION.......................................................................1
Article II Transfers of Receivables...............................................................................2
    SECTION 2.1       AGREEMENT TO TRANSFER.......................................................................2
    SECTION 2.2       GRANT OF SECURITY INTEREST..................................................................4
Article III Conditions Precedent..................................................................................4
    SECTION 3.1       CONDITIONS TO INITIAL TRANSFER..............................................................4
    SECTION 3.2       CONDITIONS TO ALL TRANSFERS.................................................................5
Article IV Representations, Warranties and Covenants..............................................................6
    SECTION 4.1       REPRESENTATIONS AND WARRANTIES OF THE RECEIVABLES SELLER....................................6
    SECTION 4.2       AFFIRMATIVE COVENANTS OF THE RECEIVABLES SELLER............................................13
    SECTION 4.3       NEGATIVE COVENANTS OF THE RECEIVABLES SELLER...............................................18
    SECTION 4.4       BREACH OF REPRESENTATIONS, WARRANTIES OR COVENANTS.........................................21
Article V Indemnification........................................................................................21
    SECTION 5.1       INDEMNIFICATION............................................................................21
Article VI Parent Loan...........................................................................................23
    SECTION 6.1       PARENT LOAN................................................................................23
    SECTION 6.2       THE PARENT NOTE............................................................................23
    SECTION 6.3       TERMS OF PARENT NOTE.......................................................................24
    SECTION 6.4       INTEREST...................................................................................24
    SECTION 6.5       RECEIPT OF PAYMENTS........................................................................25
    SECTION 6.6       SEPARATENESS OF PARENT LOAN FROM TRANSFER OF RECEIVABLES...................................25
Article 6A  Intercompany Loans...................................................................................25
    SECTION 6A.1      INTERCOMPANY LOANS.........................................................................25
    SECTION 6A.2      THE INTERCOMPANY NOTE......................................................................26
    SECTION 6A.3      TERMS OF INTERCOMPANY NOTE.................................................................26
    SECTION 6A.4      INTEREST...................................................................................26
    SECTION 6A.5      RECEIPT OF PAYMENTS........................................................................27
    SECTION 6A.6      SEPARATENESS OF INTERCOMPANY LOANS FROM TRANSFER OF RECEIVABLES............................27
Article VII Collateral Security..................................................................................28
    SECTION 7.1       SECURITY INTEREST..........................................................................28
    SECTION 7.2       OTHER COLLATERAL; RIGHTS IN RECEIVABLES....................................................28
    SECTION 7.3       RECEIVABLES SELLER REMAINS LIABLE..........................................................28
Article VIII Miscellaneous.......................................................................................29
    SECTION 8.1       NOTICES....................................................................................29
    SECTION 8.2       NO WAIVER; REMEDIES........................................................................30
    SECTION 8.3       SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES..........................................31
    SECTION 8.4       TERMINATION; SURVIVAL OF OBLIGATIONS.......................................................31
    SECTION 8.5       COMPLETE AGREEMENT; MODIFICATION OF AGREEMENT..............................................32
    SECTION 8.6       AMENDMENTS AND WAIVERS.....................................................................32




                                       ii

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

    SECTION 8.7       GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL...............................32
    SECTION 8.8       COUNTERPARTS...............................................................................34
    SECTION 8.9       SEVERABILITY...............................................................................34
    SECTION 8.10      SECTION TITLES.............................................................................34
    SECTION 8.11      NO SETOFF..................................................................................34
    SECTION 8.12      CONFIDENTIALITY............................................................................34
    SECTION 8.13      FURTHER ASSURANCES.........................................................................35
    SECTION 8.14      FEES AND EXPENSES..........................................................................36


Exhibits

Exhibit 2.1(a)  Form of Assignment
Exhibit 2.1(c)  Form of Subordinated Note
Exhibit 6.2(a)  Form of Parent Note
Exhibit 6A.2(a) Form of Intercompany Note

Schedules

Schedule 4.1(b) Formation Jurisdiction; Executive Offices; Collateral Locations;
                Corporate Names
Schedule 4.1(d) Litigation
Schedule 4.1(h) Ventures, Subsidiaries and Affiliates; Outstanding Stock
Schedule 4.1(i) Tax Matters
Schedule 4.1(r) Deposit and Disbursement Accounts
Schedule 4.3(b) Existing Liens

Annexes

Annex X         Definitions
Annex Y         Schedule of Documents

         THIS RECEIVABLES SALE AND CONTRIBUTION AGREEMENT (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement") is entered into as of December 10, 2001, by and among AFC RECEIVABLES HOLDING CORPORATION, a Delaware corporation (the "Receivables Seller" or "Holding"), ADVANCE FUNDING CORPORATION, a Delaware corporation (the "Receivables Purchaser" or "AFC"), ADVP MANAGEMENT, L.P., a Delaware limited partnership (the "Servicer"), and ADVANCEPCS, a Delaware corporation (the "Parent").

                                    RECITALS

         A. The Receivables Seller owns all of the outstanding Stock of the Receivables Purchaser.

         B. The Receivables Purchaser has been formed for the sole purpose of purchasing, or otherwise acquiring by capital contribution, and reselling to the Purchasers, all Transferred Receivables acquired by the Receivables Seller pursuant to the Contribution Agreement.

         C. The Receivables Seller intends to sell, and the Receivables Purchaser intends to purchase, such Transferred Receivables, from time to time, as described herein.

         D. The Servicer is willing to service, administer and collect the Transferred Receivables on the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

         SECTION 1.1 DEFINITIONS.

         Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in Annex X.

         SECTION 1.2 RULES OF CONSTRUCTION.

         For purposes of this Agreement, the rules of construction set forth in Annex X shall govern. All Appendices hereto, or expressly identified to this Agreement, are incorporated herein by reference and, taken together with this Agreement, shall constitute but a single agreement.

                                   ARTICLE II

                            TRANSFERS OF RECEIVABLES

         SECTION 2.1 AGREEMENT TO TRANSFER.

         (a) Receivables Transfers. Subject to the terms and conditions hereof, the Receivables Seller agrees to sell (without recourse except to the extent specifically provided herein) or contribute to Receivables Purchaser on the Closing Date and on each Business Day thereafter (each such date, a "Transfer Date") all Transferred Receivables owned by it on each such Transfer Date and Receivables Purchaser agrees to purchase or acquire all such Transferred Receivables on each such Transfer Date. In furtherance thereof, the Receivables Seller hereby sells, transfers and assigns to Receivables Purchaser all of Receivables Seller's right, title and interest (but none of the duties or obligations) in, to and under the Contribution Agreement. All such Transfers shall be evidenced by a certificate of assignment substantially in the form of
Exhibit 2.1(a) (the "Assignment"), and the Receivables Seller and Receivables Purchaser shall execute and deliver the Assignment on or before the Closing Date.

         (b) Determination of Sold Receivables. On and as of each Transfer Date, all Transferred Receivables owned by the Receivables Seller and not previously acquired by Receivables Purchaser shall be identified for sale to Receivables Purchaser such that the Sale Price to be paid by Receivables Purchaser therefor does not exceed the sum of (i) the amount of cash available to Receivables Purchaser for the payment thereof and (ii) the proceeds of a Subordinated Loan (as defined below) (each such Transferred Receivable identified for sale, individually, a "Sold Receivable" and, collectively, the "Sold Receivables"); provided, however, on the initial Transfer Date, the Sale Price to be paid by the Receivables Purchaser for Sold Receivables shall not exceed the amount of cash available to Receivables Purchaser for the payment thereof.

         (c) Payment of Sale Price. In consideration for each Sale of Sold Receivables hereunder, Receivables Purchaser shall pay to the Receivables Seller on the Transfer Date therefor the Sale Price in the following manner:

                  (i) for any Sale of Sold Receivables occurring on the initial Transfer Date:

                           (A) by delivery in Dollars in immediately available
                  funds, to the extent of the amount of cash available to Receivables Purchaser; and

                  (ii) for any Sale of Sold Receivables occurring on any Transfer Date after the initial Transfer Date:

                           (A) by delivery in Dollars in immediately available
                  funds, to the extent of the amount of cash available to Receivables Purchaser; and

                           (B) the balance, by delivery of the proceeds of a
                  subordinated revolving loan from the Receivables Seller to Receivables Purchaser (each, a "Subordinated Loan" and collectively, the "Subordinated Loans") in an amount not to exceed the least of (A) the remaining unpaid portion of the Sale Price, (B) the maximum Subordinated Loan that could be borrowed without rendering the Receivables Purchaser's Net Worth Percentage to be less than 5% and (C) fifteen percent (15%) of the maximum then Outstanding Balance of the Transferred Receivables. On the date hereof, the Receivables Purchaser shall issue to the Receivables Seller, a subordinated note (the "Subordinated Note") substantially in the form of Exhibit 2.1(c) hereto. The Receivables Seller is hereby authorized by Receivables Purchaser to endorse on the schedule attached to the Subordinated Note an appropriate notation evidencing the date and amount of each advance thereunder, as well as the date of each payment with respect thereto, provided that the failure to make such notation shall not affect any obligation of Receivables Purchaser thereunder.

         Subject to the limitations set forth in this Section 2.1(c), the Receivables Seller irrevocably agrees to advance each Subordinated Loan requested by Receivables Purchaser on each applicable Transfer Date occurring on or prior to the Facility Termination Date. The Subordinated Loans shall be evidenced by, and shall be payable in accordance with the terms and provisions of the Subordinated Note and shall be payable solely from funds which Receivables Purchaser is not required under the Purchase Agreement to set aside for the benefit of, or otherwise pay over to, the Purchasers or the Administrative Agent.

         (d) Determination of Contributed Receivables. To the extent that, on and as of any Transfer Date, Transferred Receivables owned by the Receivables Seller do not constitute Sold Receivables pursuant to Section 2.1(b) then the Receivables Seller shall, unless it has delivered an Election Notice (as defined below) to Receivables Purchaser, contribute such Transferred Receivables to Receivables Purchaser as a capital contribution (each such contributed Transferred Receivable, individually, a "Contributed Receivable," and collectively, the "Contributed Receivables"). If the Receivables Seller elects not to contribute Transferred Receivables to Receivables Purchaser on any Transfer Date, or if any Transferred Receivables eligible for sale and owned by the Receivables Seller are not sold on any Transfer Date, the Receivables Seller shall deliver to Receivables Purchaser not later than 5:00 p.m. (New York time) on the Business Day immediately preceding such Transfer Date a notice of election thereof (each such notice, an "Election Notice").

         (e) Ownership of Transferred Receivables. On and after each Transfer Date and after giving effect to the Transfers to be made on each such date, Receivables Purchaser shall own the Transferred Receivables and all of the Receivables Seller's rights, but none of the duties or obligations, in, to and under the Contribution Agreement with respect to the Transferred Receivables and the Receivables Seller or the Originator shall not take any action inconsistent with such ownership nor shall the Receivables Seller or the Originator claim any ownership interest in such Transferred Receivables. The Sold Receivables and the Contributed Receivables will be identified by reference to the Receivables General Trial Balance of the Receivables Seller.

         (f) Reconstruction of Receivables General Trial Balance. If at any time the Receivables Seller fails to generate its Receivables General Trial Balance, Receivables Purchaser shall have the right to cause the Receivables Seller to reconstruct or to reconstruct directly such Receivables General Trial Balance so that a determination of the Sold Receivables and the Contributed Receivables can be made pursuant to Section 2.1(e). The Receivables Seller agrees to cooperate with such reconstruction, including by delivery to Receivables Purchaser, upon Receivables Purchaser's request, of copies of all Contracts and Records..

         (g) Servicing of Receivables. So long as no Servicer Termination Event shall have occurred and be continuing and no Successor Servicer has assumed the responsibilities and obligations of the Servicer pursuant to Section 9.2 of the Purchase Agreement, the Servicer shall (i) conduct the servicing, administration and collection of the Transferred Receivables and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect the Transferred Receivables, all in accordance with (A) the terms of the Purchase Agreement, (B) customary and prudent servicing procedures for trade receivables of a similar type and (C) all applicable laws, rules and regulations, and (ii) hold all Contracts and other documents and incidents relating to the Transferred Receivables in trust for the benefit of Receivables Purchaser, as the owner thereof, and for the sole purpose of facilitating the servicing of the Transferred Receivables in accordance with the terms of the Purchase Agreement.

         SECTION 2.2 GRANT OF SECURITY INTEREST.

         The parties hereto intend that each Transfer shall constitute a purchase and sale or a capital contribution, as applicable, and not a loan. Notwithstanding the foregoing, in addition to and not in derogation of any rights now or hereafter acquired by Receivables Purchaser under Section 2.1 hereof, the parties hereto intend that this Agreement shall constitute a security agreement under applicable law and that the Receivables Seller shall be deemed to have granted, and the Receivables Seller does hereby grant, to the Receivables Purchaser a continuing security interest in (i) all of the Receivables Seller's right, title and interest in, to and under the Transferred Receivables whether now owned or hereafter acquired by the Receivables Seller and (ii) all of the Receivables Seller's right, title and interest, but none of the duties or obligations, in, to and under the Contribution Agreement to secure the obligations of the Receivables Seller to the Receivables Purchaser hereunder (including, if and to the extent that any Transfer is recharacterized as a transfer for security, the repayment of a loan deemed to have been made by the Receivables Purchaser in the amount of the Sale Price with respect thereto and which secures the Receivables Purchaser's right to receive all Collections of the Transferred Receivables as otherwise contemplated under this Agreement).

                                  ARTICLE III

                              CONDITIONS PRECEDENT

         SECTION 3.1 CONDITIONS TO INITIAL TRANSFER.

         The initial Transfer hereunder shall be subject to satisfaction of each of the following conditions precedent (any one or more of which may be waived in writing by each of the Receivables Purchaser and the Administrative Agent):

         (a) Sale Agreement; Other Documents. This Agreement or counterparts hereof shall have been duly executed by, and delivered to, the Receivables Seller and Receivables Purchaser, and the Receivables Purchaser shall have received such documents, instruments, agreements and legal opinions as the Receivables Purchaser shall request in connection with the transactions contemplated by this Agreement, including those identified in the Schedule of Documents attached hereto as Annex Y, each in form and substance satisfactory to the Receivables Purchaser.

         (b) Governmental Approvals. Receivables Purchaser shall have received
(i) satisfactory evidence that the Receivables Seller has obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Related Documents and the consummation of the transactions contemplated hereby and thereby or (ii) an Officer's Certificate from the Receivables Seller in form and substance satisfactory to Receivables Purchaser affirming that no such consents or approvals are required.

         (c) Compliance with Laws. The Originator shall be in compliance with all applicable foreign, federal, state and local laws and regulations, including those specifically referenced in Section 4.2(f).

         (d) Purchase Agreement Conditions. Each of the conditions precedent set forth in Sections 3.1 and 3.2 of the Purchase Agreement shall have been satisfied or waived in writing as provided therein.

         (e) Sale Agreement Conditions. Each of the conditions precedent set forth in Sections 3.1 and 3.2 of the Contribution Agreement shall have been satisfied or waived in writing as provided therein.

         SECTION 3.2 CONDITIONS TO ALL TRANSFERS.

         Each Transfer hereunder (including the initial Transfer) shall be subject to satisfaction of the following further conditions precedent as of the Transfer Date therefor:

         (a) the representations and warranties of the Receivables Seller contained herein or in any other Related Document shall be true and correct as of such Transfer Date, both before and after giving effect to such Transfer and to the application of the Sale Price therefor, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by this Agreement;

         (b) no Incipient Termination Event or Termination Event shall have occurred and be continuing or would result after giving effect to such Transfer or the application of the Sale Price therefor;

         (c) the Receivables Seller shall be in compliance with each of its covenants and other agreements set forth herein;

         (d) the Receivables Seller shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to Receivables Purchaser as Receivables Purchaser may request;

         (e) no event or circumstance having a Material Adverse Effect shall have occurred since the date of this Agreement as determined by either the Receivables Purchaser or the Administrative Agent;

         (f) each of the conditions precedent set forth in Sections 3.1 and 3.2 of the Purchase Agreement shall have been satisfied or waived in writing as provided therein; and

         (g) each of the conditions precedent set forth in Sections 3.1 and 3.2 of the Contribution Agreement shall have been satisfied or waived in writing as provided therein.

The acceptance by the Receivables Seller of the Sale Price for any Sold Receivables on any Transfer Date shall be deemed to constitute, as of any such Transfer Date, a representation and warranty by the Receivables Seller that the conditions in this Section 3.2 have been satisfied. Upon any such acceptance, title to the Transferred Receivables sold or contributed on such Transfer Date shall be vested absolutely in Receivables Purchaser, whether or not such conditions were in fact so satisfied.

                                   ARTICLE IV

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         SECTION 4.1 REPRESENTATIONS AND WARRANTIES OF THE RECEIVABLES SELLER.

         To induce Receivables Purchaser to purchase the Sold Receivables and to acquire the Contributed Receivables, the Receivables Seller makes the following representations and warranties to Receivables Purchaser, each and all of which shall survive the execution and delivery of this Agreement.

         (a) Corporate Existence; Compliance with Law. The Receivables Seller
(i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified is not reasonably likely to result in a Material Adverse Effect; (iii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business, in each case, as now, heretofore and proposed to be conducted; (iv) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct, except where the failure to obtain such licenses, permits, consents or approvals is not reasonably likely to result in a Material Adverse Effect; (v) is in compliance with its charter and bylaws; and (vi) subject to specific representations set forth herein regarding ERISA, Environmental Laws, tax laws and other laws, is in compliance with all applicable provisions of law, except where the failure to comply,

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individually or in the aggregate, could not reasonably be expected to have a
Material Adverse Effect.

         (b) Jurisdiction of Formation; Executive Offices; Collateral Locations; Corporate or Other Names; FEIN. The Receivables Seller's Formation Jurisdiction is set forth in Schedule 4.1(b) and the Receivables Seller is a "registered entity" (as defined in the UCC) in such Formation Jurisdiction. As of the Closing Date, the current location of the Receivables Seller's chief executive office, jurisdiction of incorporation, principal place of business, other offices, the warehouses and premises within which any Receivables Collateral is stored or located, and the locations of all records concerning the Receivables Collateral are set forth in Schedule 4.1(b) and none of such locations have changed within the past 12 months. During the prior five (5) years, except as set forth in Schedule 4.1(b), the Receivables Seller has not been known as or used any corporate, fictitious or trade name. In addition, Schedule 4.1(b) lists the federal employer identification number and jurisdiction of incorporation of the Receivables Seller.

         (c) Corporate Power, Authorization, Enforceable Obligations. The execution, delivery and performance by the Receivables Seller of this Agreement and the execution, delivery and performance by each such Person of any other Related Documents to which it is a party and the creation and perfection of all Transfers and Liens provided for herein and therein: (i) are within such Person's corporate power; (ii) have been duly authorized by all necessary or proper corporate and shareholder action; (iii) do not contravene any provision of such Person's charter or bylaws; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (vi) do not result in the creation or imposition of any Adverse Claim upon any of the property of such Person; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except those which will have been duly obtained, made or complied with prior to the Closing Date as provided Section 3.1(b). The exercise by Receivables Purchaser of any of its rights and remedies under any Related Document to which it is a party, do not require the consent or approval of any Governmental Authority or any other Person (other than consents or approvals solely relating to or required to be obtained by the Receivables Purchaser, and subject to the Bankruptcy Code), except those which will have been duly obtained, made or complied with prior to the Closing Date as provided in Section 3.1(b). Each of the Related Documents to which the Receivables Seller is a party has been duly executed and delivered by it and each such Related Document constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms.

         (d) No Litigation. No Litigation is now pending or, to the knowledge of the Receivables Seller, threatened against the Receivables Seller that (i) challenges the Receivables Seller's or any of its Affiliates' right or power to enter into or perform any of its obligations under the Related Documents to which it is a party, or the validity or enforceability of any Related Document or any action taken thereunder, (ii) seeks to prevent the Transfer, Purchase, contribution or pledge of any Receivable or the consummation of any of the transactions contemplated under this Agreement or the other Related Documents or
(iii) has a reasonable risk of being determined adversely to the Receivables Seller and that, if so determined, could reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 4.1(d), as of the Closing Date there is no Litigation pending or threatened that seeks damages or injunctive relief against, or alleges criminal misconduct by, the Receivables Seller.

         (e) Solvency. Both before and after giving effect to (i) the transactions contemplated by this Agreement and the other Related Documents and
(ii) the payment and accrual of all transaction costs in connection with the foregoing, the Receivables Seller is and will be Solvent.

         (f) Material Adverse Effect. Since the date of the Receivables Seller's organization, (i) the Receivables Seller has not incurred any obligations, contingent or non-contingent liabilities, liabilities for charges, long-term leases or unusual forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (ii) no contract, lease or other agreement or instrument has been entered into by the Receivables Seller or has become binding upon the Receivables Seller's assets and no law or regulation applicable to the Receivables Seller has been adopted that has had or could reasonably be expected to have a Material Adverse Effect and (iii) the Receivables Seller is not in default and no third party is in default under any material contract, lease or other agreement or instrument to which the Receivables Seller is a party that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Since the date of the Receivables Seller's organization, no event has occurred that alone or together with other events could reasonably be expected to have a Material Adverse Effect.

         (g) Ownership of Transferred Receivables; Liens. No Transferred Receivable and, none of the other properties and assets of the Receivables Seller are subject to any Adverse Claims, and there are no facts, circumstances or conditions known to the Receivables Seller that may result in (i) with respect to the Transferred Receivables, any Adverse Claims (including Adverse Claims arising under Environmental Laws) and (ii) with respect to its other properties and assets, any Adverse Claims (including Adverse Claims arising under Environmental Laws). The Receivables Seller has received all assignments, bills of sale and other documents, and has duly effected all recordings, filings and other actions necessary to establish, protect and perfect the Receivables Seller's right, title and interest in and to the Transferred Receivables and its other properties and assets. The Liens granted to the Receivables Purchaser pursuant to Section 8.1 will at all times be fully perfected first priority Liens in and to the Receivables Collateral.

         (h) Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness. Except as set forth in Schedule 4.1(h), the Receivables Seller has no Subsidiaries, is not engaged in any joint venture or partnership with any other Person, and is not an Affiliate of any other Person. All of the issued and outstanding Stock of the Receivables Purchaser and Receivables Seller is owned by each of the Stockholders in the amounts set forth on Schedule 4.1(h). There are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which the Receivables Seller or Receivables Purchaser may be required to issue, sell, repurchase or redeem any of its Stock or other equity securities or any Stock or other equity securities of its Subsidiaries.

         (i) Taxes. All tax returns, reports and statements, including information returns, required by any Governmental Authority to be filed by the Receivables Seller and each of its Affiliates included in the Parent Group have been filed with the appropriate Governmental

Authority and all charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid), excluding charges or other amounts being contested in accordance with Section 4.2(e). Proper and accurate amounts have been withheld by the Receivables Seller or such Affiliate from its respective employees for all periods in full and complete compliance with all applicable federal, state, local and foreign laws and such withholdings have been timely paid to the respective Governmental Authorities.
Schedule 4.1(i) sets forth as of the Closing Date (i) those taxable years for which the Receivables Seller's or such Affiliates' tax returns are currently being audited by the IRS or any other applicable Governmental Authority and (ii) any assessments or threatened assessments in connection with any such audit or otherwise currently outstanding. Except as described on Schedule 4.1(i), neither the Receivables Seller nor any such Affiliate has executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any charges. The Receivables Seller is not liable for any charges: (A) under any agreement (including any tax sharing agreements) or (B) to the best of the Receivables Seller's knowledge, as a transferee. As of the Closing Date, neither the Receivables Seller nor any of its Affiliates included in the Parent Group has agreed or been requested to make any adjustment under IRC Section 481(a), by reason of a change in accounting method or otherwise, that would have a Material Adverse Effect.

         (j) Full Disclosure. All information contained in this Agreement, any Investment Base Certificate or any of the other Related Documents, or any written statement furnished by or on behalf of the Receivables Seller to the Receivables Purchaser, any Purchaser or the Administrative Agent pursuant to the terms of this Agreement or any of the other Related Documents is true and accurate in every material respect, and none of this Agreement, any Investment Base Certificate or any of the other Related Documents, or any written statement furnished by or on behalf of the Receivables Seller to the Receivables Purchaser, any Purchaser or the Administrative Agent pursuant to the terms of the Purchase Agreement or any of the other Related Documents is misleading as a result of the failure to include therein a material fact.

         (k) ERISA. The Receivables Seller is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) payable to the PBGC under ERISA.

         (l) Brokers. No broker or finder acting on behalf of the Receivables Seller was employed or utilized in connection with this Agreement or the other Related Documents or the transactions contemplated hereby or thereby and the Receivables Seller has no obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

         (m) Margin Regulations. The Receivables Seller is not engaged in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security," as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). The Receivables Seller owns no Margin Stock, and no portion of the proceeds of the Sale Price for any Transferred Receivable sold hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Debt that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any portion of such proceeds to be considered a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. The Receivables Seller will not take or permit to be taken any action that might cause any Related Document to violate any regulation of the Federal Reserve Board.

         (n) Nonapplicability of Bulk Sales Laws. No transaction contemplated by this Agreement or any of the Related Documents requires compliance with any bulk sales act or similar law.

         (o) Securities Act and Investment Company Act Exemptions. Each purchase and contribution of Purchaser Interests under this Agreement will constitute (i) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act and (ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act.

         (p) Government Regulation. The Receivables Seller is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act. The purchase of the Transferred Receivable by the Receivables Purchasers hereunder, the application of the proceeds thereof and the consummation of the transactions contemplated by this Agreement and the other Related Documents will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

         (q) Separate Existence. The Receivables Seller is operated in such a manner that the separate corporate existence of the Receivables Seller, on the one hand, and any member of the Parent Group, on the other hand, would not be disregarded in the event of the bankruptcy or insolvency of any member of the Parent Group and, without limiting the generality of the foregoing:

                  (i) the Receivables Seller is a limited purpose corporation whose activities are restricted in its certificate or articles of incorporation to those activities expressly permitted hereunder and under the other Related Documents and the Receivables Seller has not engaged, and does not presently engage, in any activity other than those activities expressly permitted hereunder and under the other Related Documents, nor has the Receivables Seller entered into any agreement other than this Agreement, the other Related Documents to which it is a party and, with the prior written consent of the Purchasers and the Administrative Agent, any other agreement necessary to carry out more effectively the provisions and purposes hereof or thereof;

                  (ii) no member of the Parent Group or any individual at the time he or she is acting as an officer of any such member is or has been involved in the day-to-day management of the Receivables Seller;

                  (iii) other than the purchase of Receivables, the making of the Parent Loan and the Intercompany Loans, the repayment of Subordinated Originator Loans, the issuance and the making of Subordinated Loans, the payment of dividends and the return of capital to the holders of its Stock (to the extent permitted by the Transaction Documents) and the payment of Non-Transferred Receivables Servicing Fees to the Servicer under the Contribution Agreement, the Receivables Seller engages and has engaged in no intercorporate transactions with any member of the Parent Group;

                  (iv) the Receivables Seller maintains corporate records and books of account separate from that of each member of the Parent Group, holds regular corporate meetings and otherwise observes corporate formalities and has a business office separate from that of each member of the Parent Group;

                  (v) the financial statements and books and records of the Receivables Seller and the members of the Parent Group reflect the separate corporate existence of the Receivables Seller;

                  (vi) (A) the Receivables Seller maintains its assets separately from the assets of each member of the Parent Group (including through the maintenance of separate bank accounts and except for any Records to the extent necessary to assist the Servicer in connection with the servicing of the Transferred Receivables), (B) the Receivables Seller's funds (including all money, checks and other cash proceeds) and assets, and records relating thereto, have not been and are not commingled with those of any member of the Parent Group and (C) the separate creditors of the Receivables Seller will be entitled to be satisfied out of the Receivables Seller's assets prior to any value in the Receivables Seller becoming available to the Receivables Seller's Stockholders;

                  (vii) except as otherwise expressly permitted hereunder, under the other Related Documents and under the Receivables Seller's organizational documents, no member of the Parent Group (A) pays the Receivables Seller's expenses, (B) guarantees the Receivables Seller's obligations, or (C) advances funds to the Receivables Seller for the payment of expenses or otherwise;

                  (viii) all business correspondence and other communications of the Receivables Seller are conducted in the Receivables Seller's own name, on its own stationery and through a separately-listed telephone number;

                  (ix) the Receivables Seller does not act as agent for any member of the Parent Group, but instead presents itself to the public as a corporation separate from each such member and independently engaged in the business of purchasing and financing Receivables;

                  (x) the Receivables Seller maintains at least two (2) independent directors, one of whom has at least three (3) years of employment experience with one (1) or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities, and each of whom (A) is not a Stockholder, director, officer, employee or associate, or any relative of the foregoing, of any member of the Parent Group, all as provided in its certificate or articles of incorporation, (B) has prior experience as an independent director for a corporation whose charter documents required the unanimous consent of all independent directors thereof before such corporation could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy, (C) is otherwise acceptable to the Purchasers and the Administrative Agent, and (D) is employed by a nationally-recognized firm, satisfactory to the Purchasers and the Administrative Agent, which specializes in providing independent directors or managers for special purpose corporations or companies; and

                  (xi) the bylaws or the certificate or articles of incorporation of the Receivables Seller require (A) the affirmative vote of each independent director before a voluntary petition under
         Section 301 of the Bankruptcy Code may be filed by the Receivables Seller, and (B) the Receivables Seller to maintain (1) correct and complete books and records of account and (2) minutes of the meetings and other proceedings of its Stockholders and board of directors.

         (r) Deposit and Disbursement Accounts. Schedule 4.1(r) lists all banks and other financial institutions at which the Seller maintains deposit or other bank accounts established for the receipt of collections on Transferred Receivables as of the Closing Date, including any Lockbox Accounts, and such schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

         (s) Transferred Receivables.

                  (i) Transfers. Each Transferred Receivable was purchased by or contributed to the Receivables Seller on the relevant Transfer Date pursuant to the Contribution Agreement.

                  (ii) Eligibility. Each Transferred Receivable designated as an Eligible Receivable in each Investment Base Certificate constitutes an Eligible Receivable as of the date specified in such Investment Base Certificate.

                  (iii) No Material Adverse Effect. The Receivables Seller has no knowledge of any fact (including any defaults by the Obligor thereunder on any other Receivable) that would cause it or should have caused it to expect that any payments on each Transferred Receivable designated as an Eligible Receivable in any Investment Base Certificate will not be paid in full when due or to expect any other Material Adverse Effect.

                  (iv) Nonavoidability of Transfers. The Receivables Seller shall (A) have received each Transferred Receivable from the Originator for cash consideration, as a capital contribution or through an increase in the amounts outstanding under the Subordinated Originator Note and (B) have accepted assignment of any Eligible Receivables transferred pursuant to clause (b) of Section 4.4 of this Agreement, in each case in an amount that constitutes fair consideration and reasonably equivalent value therefor. Each Sale of a Transferred Receivable effected pursuant to the terms of this Agreement shall not have been made for or on account of an antecedent debt owed by the Receivables Seller to the

         Receivables Purchaser and no such Sale is or may be avoidable or subject to avoidance under any bankruptcy laws, rules or regulations.

         (t) Representations and Warranties in Other Related Documents. Each of the representations and warranties of the Receivables Seller contained in the Related Documents (other than this Agreement) is true and correct in all respects and the Receivables Seller hereby makes each such representation and warranty to, and for the benefit of, the Receivables Purchasers as if the same were set forth in full herein.

         (u) No Termination Event. No event has occurred and no condition exists which constitutes a Termination Even or an Incipient Termination Event.

         (v) Good Title. Immediately preceding each Transfer hereunder, the Receivables Seller shall be the owner of all of the Transferred Receivables free and clear of all Adverse Claims (other than Adverse Claims in favor of the Administrative Agent, for itself and as agent for the Purchasers).

         (w) Perfection. This Agreement is effective to create a valid security interest in favor of the Receivables Purchasers in the Transferred Receivables free and clear of any Adverse Claim except as created by the Related Documents. There have been duly filed all financing statements under the UCC (or any comparable law) of all appropriate security interest in the Transferred Receivables.

         (x) Credit and Collection Policy. Since December 31, 2000, there have been no changes in the Credit and Collection Policy.

         (y) Dividend Payments. Except as permitted by Section 4.3(q), the Receivables Seller has not declared or paid any dividends or made any distribution of any kind to any entity whose Formation Jurisdiction or domicile is outside the United States of America (including the District of Columbia).

         SECTION 4.2 AFFIRMATIVE COVENANTS OF THE RECEIVABLES SELLER.

         The Receivables Seller covenants and agrees that, unless otherwise consented to by the Receivables Purchaser and the Administrative Agent, from and after the Closing Date and until the Termination Date:

         (a) Compliance with Agreements and Applicable Laws. The Receivables Seller shall perform each of its obligations under this Agreement and the other Related Documents and comply with all federal, state and local laws and regulations applicable to it and the Transferred Receivables, including those relating to truth in lending, retail installment sales, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing, taxation, ERISA and labor matters and Environmental Laws and Environmental Permits, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         (b) Maintenance of Existence and Conduct of Business. The Receivables Seller shall: (i) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; (ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder and in accordance with (A) the terms of its certificate of incorporation and bylaws,
(B) Section 4.1(q) and (C) the assumptions set forth in each legal opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P. or other counsel to the Receivables Seller from time to time delivered pursuant to the Schedule of Documents with respect to issues of substantive consolidation and true sale and absolute transfer; (iii) at all times maintain, preserve and protect all of its assets and properties used or useful in the conduct of its business, including all licenses, permits, charters and registrations, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices; and (iv) transact business only in such corporate and trade names as are set forth in Schedule 4.1(b).

         (c) Deposit of Collections. The Receivables Seller and the Servicer shall hold in trust, and shall deposit or cause to be deposited promptly into a Lockbox Account, and in any event no later than the first (1st) Business Day after receipt thereof, all Collections it may receive with respect to any Transferred Receivable.

         (d) Use of Proceeds. The Receivables Seller shall utilize the proceeds of the Transfers made hereunder and other available cash solely for (i) the purchase of Receivables from the Originator pursuant to the Contribution Agreement, (ii) the payment of dividends to its Stockholders, (iii) the making of the Parent Loan and the Intercompany Loans, (iv) the repayment of amounts outstanding under the Subordinated Originator Note, (v) the payment of taxes and
(vi) the payment of administrative fees or servicing fees or expenses to the Servicer or routine administrative or operating expenses, in each case only as expressly permitted by and in accordance with the terms of this Agreement and the other Related Documents.

         (e) Payment, Performance and Discharge of Obligations.

                  (i) Subject to Section 4.2(e)(ii), the Receivables Seller shall pay, perform and discharge or cause to be paid, performed and discharged promptly all charges payable by it, including (A) charges imposed upon it, its income and profits, or any of its property (real, personal or mixed) and all charges with respect to tax, social security and unemployment withholding with respect to its employees, and (B) lawful claims for labor, materials, supplies and services or otherwise before any thereof shall become past due.

                  (ii) The Receivables Seller may in good faith contest, by appropriate proceedings, the validity or amount of any charges or claims described in Section 4.2(e)(i); provided, that (A) adequate reserves with respect to such contest are maintained on the books of the Receivables Seller, in accordance with GAAP, (B) such contest is maintained and prosecuted continuously and with diligence, (C) none of the Receivables Collateral becomes subject to forfeiture or loss as a result of such contest, (D) no Lien shall be imposed to secure payment of such charges or claims other than inchoate tax liens and (E) Receivables Purchaser has affirmatively advised the Receivables Seller in writing that Receivables Purchaser reasonably believes that nonpayment or nondischarge could not reasonably be expected to have or result in a Material Adverse Effect.

         (f) ERISA. The Receivables Seller shall give the Receivables Purchaser prompt written notice of any event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

         (g) Furnishing of Information and Inspection of Records. The Receivables Seller will furnish to the Receivables Purchaser from time to time such information with respect to the Transferred Receivables as the Receivables Purchaser may reasonably request, including, without limitation, listings identifying the Obligor and the Outstanding Balance for each Transferred Receivable, together with an aging of Transferred Receivables.

         (h) Credit and Collection Policy. The Receivables Seller will comply in all respects with the Credit and Collection Policy in regard to each Transferred Receivable and Related Contract. (i) Separate Existence. The Receivables Seller shall at all times be operated in such a manner that the separate corporate existence of the Receivables Seller, on the one hand, and any member of the Parent Group, on the other hand, will not be disregarded in the event of the bankruptcy or insolvency of any member of the Parent Group and, without limiting the generality of the foregoing:

                  (i) the Receivables Seller shall at all times be a limited purpose corporation whose activities are restricted in its certificate or articles of incorporation to those activities expressly permitted hereunder and under the other Related Documents and the Receivables Seller does not presently engage and will not engage, in any activity other than those activities expressly permitted hereunder and under the other Related Documents, nor will the Receivables Seller enter into any agreement other than this Agreement, the other Related Documents to which it is a party and, with the prior written consent of the Purchasers and the Administrative Agent, any other agreement necessary to carry out more effectively the provisions and purposes hereof or thereof;

                  (ii) no member of the Parent Group or any individual at the time he or she is acting as an officer of any such member will be involved in the day-to-day management of the Receivables Seller;

                  (iii) other than the purchase of Transferred Receivables, the making of the Parent Loan and the Intercompany Loans pursuant to this Agreement, the making of Subordinated Loans pursuant to this Agreement, the repayment of Subordinated Originator Loans, the payment of dividends and the return of capital to its Stockholders (to the extent permitted by the Transaction Documents) and the payment of servicing fees to the Servicer, the Receivables Seller will not engage in any intercorporate transactions with any member of the Parent Group;

                  (iv) the Receivables Seller will maintain corporate records and books of account separate from that of each member of the Parent Group, hold regular corporate meetings and otherwise observe corporate formalities and will have a business office separate from that of each member of the Parent Group;

                  (v) the financial statements and books and records of the Receivables Seller and the members of the Parent Group do and will reflect the separate corporate existence of the Receivables Seller;

                  (vi) (A) the Receivables Seller will maintain its assets separately from the assets of each member of the Parent Group (including through the maintenance of separate bank accounts and except for any Records to the extent necessary to assist the Servicer in connection with the servicing of the Transferred Receivables), (B) the Receivables Seller's funds (including all money, checks and other cash proceeds) and assets, and records relating thereto, will not be commingled with those of any member of the Parent Group and (C) the separate creditors of the Receivables Seller will be entitled to be satisfied out of the Receivables Seller's assets prior to any value in the Receivables Seller becoming available to the Receivables Seller's Stockholders;

                  (vii) except as otherwise expressly permitted hereunder, under the other Related Documents and under the Receivables Seller's organizational documents, no member of the Parent Group (A) will pay the Receivables Seller's expenses, (B) guarantee the Receivables Seller's obligations, or (C) advances funds to the Receivables Seller for the payment of expenses or otherwise;

                  (viii) all business correspondence and other communications of the Receivables Seller will be conducted in the Receivables Seller's own name, on its own stationery and through a separately-listed telephone number;

                  (ix) the Receivables Seller will not act as agent for any member of the Parent Group, but instead will present itself to the public as a corporation separate from each such member and independently engaged in the business of purchasing and financing Receivables;

                  (x) the Receivables Seller will maintain at least two (2) independent directors, one (1) of whom has at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities, and each of whom (A) is not a Stockholder, director, officer, employee or associate, or any relative of the foregoing, of any member of the Parent Group, all as provided in its certificate or articles of incorporation, (B) has prior experience as an independent director for a corporation whose charter documents required the unanimous consent of all independent directors thereof before such corporation could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (C) is otherwise acceptable to the Purchasers and the Administrative Agent, and both of whom are employed by a nationally-recognized firm, satisfactory to the Purchasers and the Administrative Agent, which specializes in providing independent directors or managers for special purpose corporations or companies; and

                  (xi) the bylaws or the certificate or articles of incorporation of the Receivables Seller will require (A) the affirmative vote of each independent director before a voluntary petition under Section 301 of the Bankruptcy Code may be filed by the Receivables Seller, and (B) the Receivables Seller to maintain (1) correct and complete books and records of account and (2) minutes of the meetings and other proceedings of its Stockholders and board of directors.

         (j) Performance and Enforcement of the Contribution Agreement. The Receivables Seller will and will require the Originator to, perform its obligations and undertakings under and pursuant to the Contribution Agreement, will purchase Receivables in strict compliance with the terms thereof and will enforce the rights and remedies accorded to the Receivables Seller under the Contribution Agreement. The Receivables Seller will take all actions to perfect and enforce its rights and interests under the Contribution Agreement, as the Administrative Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Contribution Agreement.

         (k) Ownership. The Receivables Seller will (or will cause the Originator to) take all necessary action to (i) vest legal and equitable title to the Receivables acquired under the Contribution Agreement irrevocably in the Receivables Seller, free and clear of Adverse Claims (other than Adverse Claims in favor of the Administrative Agent, for the benefit of the Purchasers) including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or comparable law) of all appropriate jurisdictions to perfect, protect or more fully evidence the interest of the Receivables Seller therein as the Administrative Agent may reasonably request, and (ii) establish and maintain, in favor of the Receivables Purchaser, a valid and perfected first priority security interest in all Transferred Receivables, free and clear of any Adverse Claims, including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or comparable law) of all appropriate jurisdictions to perfect the Receivables Purchaser's security interest in the Transferred Receivables and such other action to perfect, protect or more fully evidence the interest of the Receivables Purchaser as the Administrative Agent may reasonably request.

         (l) Adjustments to Sale Price. If on any day the Billed Amount of any Transferred Receivable is reduced as a result of any Dilution Factors, and the amount of such reduction exceeds the amount, if any, of Dilution Factors taken into account in the calculation of the Sale Price for such Transferred Receivable, the Receivables Seller shall make a cash payment to Receivables Purchaser in the amount of such excess by remitting such amount to the Collection Account in accordance with the terms of the Purchase Agreement.

         (m) Keeping of Records and Books of Account. The Receivables Seller will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Transferred Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Transferred Receivables (including, without limitation, records adequate to permit the daily identification of each new Transferred Receivable and all Collections of and adjustments to each existing Transferred Receivable). The

Receivables Seller will give the Administrative Agent notice of any material change in the administrative and operating procedures of the Receivables Seller referred to in the previous sentence.

         (n) Amendment to Certificate of Incorporation. As soon as possible, but in any event within thirty (30) days from the Closing Date, the Receivables Seller will complete all actions necessary to amend its certificate of incorporation to provide for a liquidation preference in favor of the Class A Stock issued by it and will provide a copy of such amendment to the Administrative Agent.

         SECTION 4.3 NEGATIVE COVENANTS OF THE RECEIVABLES SELLER.

         The Receivables Seller covenants and agrees that, without the prior written consent of Receivables Purchaser and the Administrative Agent, from and after the Closing Date and until the Termination Date:

         (a) Sale of Stock and Assets. The Receivables Seller shall not sell, transfer, convey, assign or otherwise dispose of, or assign any right to receive income in respect of, any of its properties or other assets, including its capital Stock (whether in a public or a private offering or otherwise), any Transferred Receivable or Contract therefor or any of its rights with respect to any Lockbox or any Lockbox Account, the Collection Account, the Retention Account or any other deposit account in which any Collections of any Transferred Receivable are deposited except as otherwise expressly permitted by this Agreement or any of the other Related Documents.

         (b) Liens. The Receivables Seller shall not create, incur, assume or permit to exist (i) any Adverse Claim on or with respect to its Transferred Receivables or any other Receivables Collateral or (ii) any Adverse Claim on or with respect to its other properties or assets (whether now owned or hereafter acquired) except for the Liens set forth in Schedule 4.3(b). In addition, the Receivables Seller shall not become a party to any agreement, note, indenture or instrument or take any other action that would prohibit the creation of a Lien on any of its properties or other assets in favor of the Receivables Purchasers as additional collateral for the recourse and indemnity obligations of the Receivables Seller to the Receivables Purchaser hereunder, including those obligations set forth in Sections 4.2(o), 4.4 and 5.1, except as otherwise expressly permitted by this Agreement or any of the other Related Documents.

         (c) Modifications of Receivables, Contracts or Credit and Collection Policies. The Receivables Seller shall not, without the prior written consent of the Administrative Agent, (i) extend, amend, forgive, discharge, compromise, waive, cancel or otherwise modify the terms of any Transferred Receivable or amend, modify or waive any term or condition of any Contract related thereto, provided, that the Seller may authorize the Servicer to take such actions as are expressly permitted by the terms of any Related Document or the Credit and Collection Policies, or (ii) amend, modify or waive any term or provision of the Credit and Collection Policies.

         (d) Changes in Instructions to Obligors. The Receivables Seller shall not make any change in its instructions to Obligors regarding the deposit of Collections with respect to the Transferred Receivables without the prior written consent of the Administrative Agent.

         (e) Capital Structure and Business. The Receivables Seller shall not
(i) make any changes in any of its business objectives, purposes or operations that could have or result in a Material Adverse Effect, (ii) make any change in its capital structure as described on Schedule 4.1(h), including the issuance of any shares of Stock, warrants or other securities convertible into Stock or any revision of the terms of its outstanding Stock, or (iii) amend its certificate or articles of incorporation or bylaws. The Receivables Seller shall not engage in any business other than as provided in its organizational documents and the Related Documents.

         (f) Mergers, Subsidiaries, Etc. The Receivables Seller shall not directly or indirectly, by operation of law or otherwise, (i) form or acquire any Subsidiary, or (ii) merge with, consolidate with, acquire all or substantially all of the assets or capital Stock of, or otherwise combine with or acquire, any Person.

         (g) Sale Characterization; Sale and Contribution Agreement. The Receivables Seller shall not make statements or disclosures, prepare any financial statements or in any other respect account for or treat the transactions contemplated by this Agreement (including for accounting, tax and reporting purposes) in any manner other than (i) with respect to the sale of each Sold Receivable effected pursuant to this Agreement, as a true sale and absolute assignment of the title to and sole record and beneficial ownership interest of the Transferred Receivables by the Receivables Seller to the Receivables Purchaser and (ii) with respect to the contribution of each Contributed Receivable effected pursuant to this Agreement, as an increase in the stated capital of the Receivables Seller.

         (h) Restricted Payments. The Receivables Seller shall not enter into any lending transaction with any other Person. The Receivables Seller shall not at any time (i) advance credit to any Person or (ii) declare any dividends, repurchase any Stock, return any capital, or make any other payment or distribution of cash or other property or assets in respect of the Receivables Seller's Stock if, after giving effect to any such advance or distribution, a Purchase Excess, Incipient Termination Event or Termination Event would exist or otherwise result therefrom.

         (i) Indebtedness. The Receivables Seller shall not create, incur, assume or permit to exist any Debt, except (i) Debt of the Receivables Seller to any Affected Party, Indemnified Person, the Servicer or any other Person expressly permitted by this Agreement or any other Related Document, and (ii) indorser liability in connection with the indorsement of negotiable instruments for deposit or collection in the ordinary course of business.

         (j) Prohibited Transactions. The Receivables Seller shall not enter into, or be a party to, any transaction with any Person except as expressly permitted hereunder or under any other Related Document.

         (k) Investments. Except as otherwise expressly permitted hereunder or under the other Related Documents, the Receivables Seller shall not make any investment in, or make or accrue loans or advances of money to, any Person, including any Stockholder, director, officer or employee of the Receivables Seller or any member of the Parent Group through the direct or indirect lending of money, holding of securities or otherwise, except with respect to Transferred Receivables, the Parent Loan, the Intercompany Loans and Permitted Investments.

         (l) Commingling. The Receivables Seller shall not deposit or permit the deposit of any funds that do not constitute Collections of Transferred Receivables into any Lockbox Account. If such funds are nonetheless deposited into a Lockbox Account and the Receivables Seller so notifies the Administrative Agent, the Administrative Agent shall promptly remit any such amounts as directed by the Originator or in accordance with the Intercreditor Agreement. The Receivables Seller shall not commingle and shall not permit the commingling of Transferred Receivables with other assets of the Receivables Seller or with the assets of any other Person.

         (m) ERISA. The Receivables Seller shall not, and shall not cause or permit any of its ERISA Affiliates to, cause or permit to occur an event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA. (n) Related Documents. The Receivables Seller shall not amend, modify or waive any term or provision of any Related Document without the prior written consent of the Administrative Agent.

         (o) Receivables Seller. The Receivables Seller shall not modify the terms of any policy or resolutions of its board of directors if such modification could have or result in a Material Adverse Effect.

         (p) Purchase of Receivables. The Receivables Seller shall not purchase any accounts receivable directly or indirectly, from any Person other than the Originator, without the express written consent of the Administrative Agent.

         (q) Dividend Payments. Without the prior written consent of the Administrative Agent, the Receivables Seller shall not declare or pay any dividends or make any other distribution of any kind to any entity (a Foreign Owner")whose Formation Jurisdiction or domicile is outside the United State of America (including the District of Columbia) and, in no event shall the Receivables Seller make any distribution of any kind to a Foreign Owner, whether in the nature of a dividend or otherwise, unless (i) Foreign Owner has executed and delivered to Receivables Seller, with a copy to the Administrative Agent, IRS Form W-8BEN (or such other form as the IRS may prescribe) containing, among other things, the declaration described hereinafter, and at the time of such distribution, Foreign Owner continues to be entitled to the benefits claimed under such Form W-8BEN, (ii) the Receivables Seller makes such distribution in an amount equal to the full amount of such distribution minus any applicable withholding amount (the "Withholding Amount") required by the Code or, if less, by any applicable treaty to which benefit is claimed pursuant to the Form W-8BEN in effect as specified in clause (i) hereof and (iii) the Withholding Amounts for all previously made distributions have been paid at the times and in the amounts required by the Code or, if payment thereof is not then due and payable, such amounts are on deposit in a bank account in the name of the Receivables Seller. Each Foreign Owner shall represent in the IRS Form W-8BEN (or an accompanying statement) that it will file with the IRS the statement required under section 301.6114-1(d) of the Treasury Regulations or represent that such requirement is inapplicable due to the aggregate annual amount of payments to be made hereunder. Simultaneously with the payment of any such distribution, the Receivables Seller will deposit the Withholding Amount in a account in the name of the Receivables Seller and shall pay such Withholding Amount and all other Withholding Amounts at all times required by the Code.

         (r) Class B Stock of Receivables Seller. The Receivables Seller shall not issue or permit the issuance of any Class B Stock after the Closing Date.

         SECTION 4.4 BREACH OF REPRESENTATIONS, WARRANTIES OR COVENANTS.

         Upon discovery by the Receivables Seller or Receivables Purchaser of any breach of any representation, warranty or covenant described in Sections 4.1, 4.2 or 4.3 (other than a representation, warranty or covenant relating to the absence of Dilution Factors), which breach is reasonably likely to have a material adverse effect on the value of a Transferred Receivable or the interests of Receivables Purchaser therein, the party discovering the same shall give prompt written notice thereof to the other parties hereto. The Receivables Seller may, at any time on any Business Day, or shall, if requested by notice from Receivables Purchaser, on the first Business Day following receipt of such notice, either (a) repurchase such Transferred Receivable from Receivables Purchaser for cash or through a decrease in the amounts outstanding under the Subordinated Note, (b) transfer ownership of a new Eligible Receivable or new Eligible Receivables to Receivables Purchaser on such Business Day, or (c) make a capital contribution in cash to Receivables Purchaser by remitting the amount (the "Rejected Amount") of such capital contribution to the Collection Account in accordance with the terms of the Purchase Agreement, in each case in an amount equal to the Billed Amount of such Transferred Receivable minus the sum of (i) Collections received in respect thereof and (ii) the amount of any Dilution Factors taken into account in the calculation of the Sale Price therefor. Notwithstanding the foregoing, if any Transferred Receivable is not paid in full on account of any Dilution Factors, the Receivables Seller's repurchase obligation under this Section 4.4 with respect to such Transferred Receivable shall be reduced by the amount of any such Dilution Factors taken into account in the calculation of the Sale Price therefor. The Receivables Seller shall ensure that no Collections or other proceeds with respect to a Transferred Receivable so reconveyed to it are paid or deposited into any Lockbox Account.

                                   ARTICLE V

                                 INDEMNIFICATION

         SECTION 5.1 INDEMNIFICATION.

         Without limiting any other rights that Receivables Purchaser or any of its Stockholders, officers, directors, employees, attorneys, agents or representatives (each, an "AFC Indemnified Person") may have hereunder or under applicable law, the Receivables Seller hereby agrees to indemnify and hold harmless each AFC Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such AFC Indemnified Person in connection with or arising out of the transactions contemplated under this Agreement or under any other Related Document, any actions or failures to act in connection therewith, including any and all legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Related Documents, or in respect of any Transferred Receivable or any Contract therefor or the use by the Receivables Seller of the Sale Price therefor or the amounts repaid under the Parent Note or the Intercompany Note; provided, that the Receivables Seller shall not be liable for any indemnification to a AFC Indemnified Person to the extent that any such Indemnified Amounts result from (a) such AFC

Indemnified Person's gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction, (b) recourse for uncollectible or uncollected Transferred Receivables due to the lack of creditworthiness of the Obligor or the occurrence of any event of bankruptcy with respect to such Obligor, or (c) any income tax or franchise tax incurred by any AFC Indemnified Person, except to the extent that the incurrence of any such tax results from a breach of or default under this Agreement or any other Related Document. Subject to the exceptions set forth in clauses (a), (b) and (c) of the immediately preceding sentence but otherwise without limiting the generality of the foregoing, the Receivables Seller shall pay on demand to each AFC Indemnified Person any and all Indemnified Amounts relating to or resulting from:

                  (i) reliance on any representation or warranty made or deemed made by the Receivables Seller (or any of its officers) under or in connection with this Agreement or any other Related Document or on any other information delivered by the Receivables Seller pursuant hereto or thereto that shall have been incorrect in any material respect when made or deemed made or delivered;

                  (ii) the failure by the Receivables Seller to comply with any term, provision or covenant contained in this Agreement, any other Related Document or any agreement executed in connection herewith or therewith, any applicable law, rule or regulation with respect to any Transferred Receivable or Contract therefor, or the nonconformity of any Transferred Receivable or the Contract therefor with any such applicable law, rule or regulation;

                  (iii) the failure to vest and maintain vested in Receivables Purchaser, or to Transfer to Receivables Purchaser, valid and properly perfected title to and sole record and beneficial ownership of the Receivables that constitute Transferred Receivables, together with all Collections in respect thereof, free and clear of any Adverse Claim;

                  (iv) any dispute, claim, offset or defense of any Obligor (other than its discharge in bankruptcy) to the payment of any Receivable that is the subject of a Transfer hereunder (including a defense based on such Receivable or the Contract therefor not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services giving rise to such Receivable or the furnishing or failure to furnish such merchandise or services or relating to collection activities with respect to such Receivable (if such collection activities were performed by the Originator or any Affiliate acting as the Servicer), except to the extent that such dispute, claim, offset or defense results solely from any action or inaction on the part of Receivables Purchaser;

                  (v) any products liability claim or other claim arising out of or in connection with merchandise, insurance or services that is the subject of any Contract;

                  (vi) the commingling of Collections with respect to Transferred Receivables by the Originator at any time with its other funds or the funds of any other Person or the commingling of any Transferred Receivables with its other assets or the assets of any other Person;

                  (vii) any failure by the Receivables Seller to cause the filing of, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or any other applicable laws with respect to any Receivable that is the subject of a Sale hereunder, whether at the time of any such Transfer or at any subsequent time;

                  (viii) any failure by the Receivables Seller or the Servicer to perform, keep or observe any of their respective duties or obligations hereunder, under any other Related Document or under any Contract related to a Transferred Receivable;

                  (ix) any investigation, Litigation or proceeding related to this Agreement or the use of the Sale Price obtained in connection with any Sale or the ownership of Receivables or Collections with respect thereto or in respect of any Receivable or Contract, except to the extent any such investigation, Litigation or proceeding relates to a matter involving a AFC Indemnified Person for which neither the Receivables Seller nor any of its Affiliates is at fault, as finally determined by a court of competent jurisdiction; or

                  (x) any claim brought by any Person other than a AFC Indemnified Person arising from any activity by the Receivables Seller or any of its Affiliates in servicing, administering or collecting any Transferred Receivables.

NO AFC INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF ANY TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

                                   ARTICLE VI

                                   PARENT LOAN

         SECTION 6.1 PARENT LOAN.

         Subject to the terms and conditions hereof and upon the request of the Parent, the Receivables Seller may advance the proceeds of the initial Transfer of Transferred Receivables to the Parent (the "Parent Loan"). The aggregate principal amount of the Parent Loan outstanding shall not exceed at any time the Maximum Purchase Limit.

         SECTION 6.2 THE PARENT NOTE.

         (a) The Parent shall execute and deliver to the Receivables Seller a single promissory note to evidence the Parent Loan made to it by the Receivables Seller hereunder, which note shall be dated the Closing Date and be substantially in the form of Exhibit 6.2(a) (the "Parent Note"). The Parent Note shall represent the obligation of the Parent to pay the amount of the

Maximum Purchase Limit or, if less, the aggregate unpaid principal amount of the Parent Loan made to the Parent together with interest thereon as prescribed in
Section 6.4.

         (b) The Parent shall record on a schedule attached to the Parent Note (which schedule may be computer generated) with respect to each Parent Loan thereunder: (i) the date and principal amount thereof and (ii) each repayment of principal, if any, thereof. The balance as reflected on such schedule shall be presumptive evidence of the amounts due and owing to Receivables Seller by the Parent; provided, that any failure of the Receivables Seller to record a notation on the schedule to the Parent Note as aforesaid or any error in so recording shall not limit or otherwise affect the obligation of the Parent to repay such Parent Loan in accordance with its respective terms as set forth herein.

         (c) Unless the Parent elects otherwise, the Parent Note will automatically be repaid by an amount equal to the amount necessary to avoid a capital contribution pursuant to Section 2.1(d) of the Contribution Agreement.

         SECTION 6.3 TERMS OF PARENT NOTE.

         The terms of the Parent Note shall be in form and substance satisfactory to the Administrative Agent in its sole discretion and shall include and each of the Receivables Seller and the Parent hereby represents warrants and covenants that the Parent Note includes and shall include, without limitation, provisions: (a) prohibiting any set off right between amounts due under the Parent Note and amounts due to or from the Parent or any of its Affiliates to any Person in respect of any of the Receivables, under the Parent Guaranty and/or any other obligation of the Parent or any of its Affiliates, (b) prohibiting the obligation represented by the Parent Note from being secured by any Receivable or any other asset of the Parent, (c) representing that notwithstanding the Parent Note and any transfer of any Receivable or other property to the Receivables Seller by the Originator, any such transfer of a Receivable or other property is not, and will not be made in extinguishment of or to secure the obligation of the Parent to repay any amount at any time due under the Parent Note or the Intercompany Note and (d) whereby the Parent waives its right to assert any claim contrary to subsection (c) above.

         SECTION 6.4 INTEREST.

         (a) The Parent shall pay interest to the Receivables Seller, monthly in arrears on each Interest Payment Date, at the Prime Rate on the unpaid principal amount of the Parent Note for the period commencing on and including the date of such Parent Note until but excluding the date such Parent Note is paid in full.

         (b) [Reserved].

         (c) All computations of interest shall be made by Receivables Seller on the basis of a 360 day year, in each case for the actual number of days occurring in the period for which such interest is payable. The Prime Rate shall be determined (i) on the first Business Day immediately prior to the Closing Date for calculation of the Prime Rate for the period from the Closing Date through the end of the first calendar month following the Closing Date, and (ii) as of the last Business Day of each month for use in calculating the interest that is payable for the following calendar month, and the Prime Rate so determined shall be utilized for such calendar month.

Each determination by the Receivables Seller of an interest rate hereunder shall be final, binding and conclusive on the Parent (absent manifest error).

         (d) The Parent shall pay interest at the applicable Prime Rate on unpaid interest, on the Parent Loan or any installment thereof, and on any other amount payable by the Parent hereunder (to the extent permitted by law) that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof to (but excluding) the date the same is indefeasibly paid in full.

         SECTION 6.5 RECEIPT OF PAYMENTS.

         All payments of principal, interest and other amounts (including indemnities) payable by the Parent to Receivables Seller in or under the Parent Note shall be made in Dollars, in immediately available funds, to Receivables Seller not later than 12:00 noon (New York City time), on the due date therefor. Any such payment made on such date but after such time shall, if the amount paid bears interest, be deemed to have been made on, and interest shall continue to accrue and be payable thereon until, the next succeeding Business Day. All payments under this Article VI and under the Parent Note shall be made without setoff or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement and the Parent Note.

         SECTION 6.6 SEPARATENESS OF PARENT LOAN FROM TRANSFER OF RECEIVABLES.

         The parties hereto acknowledge and agree that the Parent Loan made by Receivables Seller to the Parent hereunder is a separate and distinct transaction from the Transfer of Receivables by the Originator to the Receivables Seller and is not intended to derogate from the expressed intention of the parties regarding the characterization of the Transfers of the Receivables made under the Contribution Agreement as purchases and sales and not as secured transactions.

                                   ARTICLE 6A

                               INTERCOMPANY LOANS

         SECTION 6A.1      INTERCOMPANY LOANS.

         Subject to the terms and conditions hereof, from time to after the initial Transfer and upon the request of the Parent, the Receivables Seller may advance any available cash to the Parent (each an "Intercompany Loan"). The principal amount of any Intercompany Loan shall not exceed the amount that the Receivables Seller is permitted by applicable law and its certificate of incorporation to make as a dividend or other distribution (the "Intercompany Loan Limit"). The Receivables Seller shall make an Intercompany Loan only if and to the extent of amounts available to the Receivables Seller to make as a dividend or other distribution. Until the Facility Termination Date, the Parent may from time to time borrow, repay and reborrow under the Intercompany Loan; provided, that no such Intercompany Loans may be made if, after giving effect thereto, (i) an Incipient Termination Event, a Termination Event, an Incipient Servicer Termination Event or a Servicer Termination Event shall have occurred or (ii) a Purchase Excess would exist.

         SECTION 6A.2      THE INTERCOMPANY NOTE.

         (a) The Parent shall execute and deliver to the Receivables Seller a single promissory note to evidence the Intercompany Loans made to it by the Receivables Seller hereunder, which note shall be dated the Closing Date and be substantially in the form of Exhibit 6A.2(a) (the "Intercompany Note"). The Intercompany Note shall represent the obligation of the Parent to pay the amount of the Intercompany Loan Limit or, if less, the aggregate unpaid principal amount of all Intercompany Loans made to the Parent together with interest thereon as prescribed in Section 6A.4.

         (b) The Parent shall record on a schedule attached to the Intercompany Note (which schedule may be computer generated) with respect to each Intercompany Loan thereunder: (i) the date and principal amount thereof and (ii) each prepayment of principal, if any, thereof. The balance as reflected on such schedule shall be presumptive evidence of the amounts due and owing to Receivables Seller by the Parent; provided, that any failure of the Receivables Seller to record a notation on the schedule to the Intercompany Note as aforesaid or any error in so recording shall not limit or otherwise affect the obligation of the Parent to repay such Intercompany Loan in accordance with its respective terms as set forth herein.

         SECTION 6A.3      TERMS OF INTERCOMPANY NOTE.

         (a) The terms of the Intercompany Note shall be in form and substance satisfactory to the Administrative Agent in its sole discretion and shall include and each of the Receivables Seller and the Parent hereby represents, warrants and covenants that the Intercompany Note includes and shall include, without limitation, provisions: (i) prohibiting any set off right between amounts due under the Intercompany Note and amounts due to or from the Parent or any of its Affiliates to any Person in respect of any of the Receivables, under the Parent Guaranty and/or any other obligation of the Parent or any of its Affiliates, (ii) prohibiting the obligation represented by the Intercompany Note from being secured by any Receivable or any other asset of the Parent, (iii) representing that notwithstanding the Intercompany Note and any transfer of any Receivable or other property to the Receivables Seller by the Originator, any such transfer of a Receivable or other property is not, and will not be made in extinguishment of or to secure the obligation of the Parent to repay any amount at any time due under the Intercompany Note or the Parent Note, and (iv) whereby the Parent waives its right to assert any claim contrary to subsection (iii) above.

         (b) The Parent agrees to maintain such amounts in a manner such that such amounts are always readily and easily identifiable. The acceptance by the Parent of the proceeds of any Intercompany Loan on any day shall be deemed to constitute a representation, warranty and covenant by the Parent that its shall strictly comply with the requirements set forth in this Section 6A.3(b).

         SECTION 6A.4      INTEREST.

         (a) The Parent shall pay interest to the Receivables Seller, monthly in arrears on each Interest Payment Date, at the Prime Rate on the unpaid principal amount of each Intercompany

Loan for the period commencing on and including the date of such Intercompany Loan until but excluding the date such Intercompany Loan is paid in full.

         (b) [Reserved].

         (c) All computations of interest shall be made by Receivables Seller on the basis of a 360 day year, in each case for the actual number of days occurring in the period for which such interest is payable. The Prime Rate shall be determined (i) on the first Business Day immediately prior to the Closing Date for calculation of the Prime Rate for the period from the Closing Date through the end of the first calendar month following the Closing Date, and (ii) as of the last Business Day of each month for use in calculating the interest that is payable for the following calendar month, and the Prime Rate so determined shall be utilized for such calendar month. Each determination by the Receivables Seller of an interest rate hereunder shall be final, binding and conclusive on the Parent (absent manifest error).

         (d) The Parent shall pay interest at the applicable Prime Rate on unpaid interest, on any Intercompany Loan or any installment thereof, and on any other amount payable by the Parent hereunder (to the extent permitted by law) that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof to (but excluding) the date the same is indefeasibly paid in full.

         SECTION 6A.5      RECEIPT OF PAYMENTS.

         All payments of principal, interest and other amounts (including indemnities) payable by the Parent to Receivables Seller in or under the Intercompany Note shall be made in Dollars, in immediately available funds, to Receivables Seller not later than 12:00 noon (New York City time), on the due date therefor. Any such payment made on such date but after such time shall, if the amount paid bears interest, be deemed to have been made on, and interest shall continue to accrue and be payable thereon until, the next succeeding Business Day. All payments under this Article VIA and under the Intercompany Note shall be made without setoff or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement and the Intercompany Note.

         SECTION 6A.6 SEPARATENESS OF INTERCOMPANY LOANS FROM TRANSFER OF RECEIVABLES.

         The parties hereto acknowledge and agree that any Intercompany Loan made by Receivables Seller to the Parent hereunder is a separate and distinct transaction from the Transfer of Receivables by the Originator to the Receivables Seller and is not intended to derogate from the expressed intention of the parties regarding the characterization of the Transfers of the Receivables made under the Contribution Agreement as purchases and sales and not as secured transactions.

                                  ARTICLE VII

                               COLLATERAL SECURITY

         SECTION 7.1 SECURITY INTEREST.

         To secure the prompt and complete payment, performance and observance of any and all recourse and indemnity obligations of the Receivables Seller to Receivables Purchaser, including those set forth in Sections 4.2(o), 4.4, 5.1 and 8.14, and to induce Receivables Purchaser to enter into this Agreement in accordance with the terms and conditions hereof, the Receivables Seller hereby grants, assigns, conveys, pledges, hypothecates and transfers to Receivables Purchaser a Lien upon all of the Receivables Seller's right, title and interest in, to and under the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of, the Receivables Seller (including under any trade names, styles or derivations of the Receivables Seller), and whether owned by or consigned by or to, or leased from or to, the Receivables Seller, and regardless of where located (all of which being hereinafter collectively referred to as the "Receivables Collateral"):

         (a) all Transferred Receivables, all Contracts relating thereto and all Collections thereon;

         (b) all books and Records (including customer lists, credit files, computer programs, tapes, disks, data processing software and other related property and rights) pertaining to the foregoing;

         (c) all rights, but none of the duties or obligations of the Receivables Seller under the Contribution Agreement, the Subordinated Originator Note, the Subordinated Note, the Parent Note and the Intercompany Note;

         (d) all monies, securities and other property now or hereafter in the possession or custody of, or in transit to, Receivables Purchaser, for any purpose (including safekeeping, collection or pledge), from or for the Receivables Seller, or as to which the Receivables Seller may have any right or power, and all of Receivables Purchaser's credits and balances with the Receivables Seller existing at any time; and

         (e) to the extent not otherwise included, all proceeds and products of the foregoing and all accessions to, and substitutions and replacements for, each of the foregoing.

         SECTION 7.2 OTHER COLLATERAL; RIGHTS IN RECEIVABLES.

         Nothing contained in this Article VII shall limit the rights of Receivables Purchaser in and to any other collateral that may have been or may hereafter be granted to Receivables Purchaser by the Receivables Seller or any third party pursuant to any other agreement or the rights of Receivables Purchaser under any of the Transferred Receivables.

         SECTION 7.3 RECEIVABLES SELLER REMAINS LIABLE.

         It is expressly agreed by the Receivables Seller that, anything herein to the contrary notwithstanding, the Receivables Seller shall remain liable under any and all of the Receivables transferred by it, the Contracts therefor and all other Receivables Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder. The Receivables Purchaser shall not have any obligation or liability under any such Receivables, Contracts or Receivables Collateral by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by the Receivables Purchaser of any payment relating thereto pursuant hereto. The exercise by the Receivables Purchaser of any of its respective rights under this Agreement shall not release the Receivables Seller from any of its respective duties or obligations under any such Receivables, Contracts or Receivables Collateral. The Receivables Purchaser shall not be required or obligated in any manner to perform or fulfill any of the obligations of the Receivables Seller under or pursuant to any such Transferred Receivable, Contract or Receivables Collateral, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such Transferred Receivable, Contract or Receivables Collateral, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 8.1 NOTICES.

         Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 8.1), (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number set forth below in this Section 8.1 or to such other address (or facsimile number) as may be substituted by notice given as herein provided:


         Receivables Seller:      AFC Receivables Holding Corporation
                                  c/o Entity Services
                                  103 Foulk Road, Suite 222
                                  Wilmington, Delaware 19803
                                  Attn: Laura I. Johansen
                                        Senior-Vice President, Corporate Affairs
                                  Telephone:        469-420-6000
                                  Fax:              469-420-6008

         Receivables Purchaser:   Advance Funding Corporation
                                  c/o Entity Services
                                  103 Foulk Road, Suite 222
                                  Wilmington, Delaware 19803
                                  Attn: Laura I. Johansen
                                        Senior-Vice President, Corporate Affairs
                                  Telephone:        469-420-6000
                                  Fax:              469-420-6008




         Servicer:                5215 N. O'Connor Boulevard
                                  Suite 1600
                                  Irving, Texas 75039
                                  Attn: Laura I. Johansen
                                        Senior-Vice President, Corporate Affairs
                                  Telephone:        469-420-6000
                                  Fax:              469-420-6008



provided, that each such declaration or other communication shall be deemed to have been validly delivered to the Administrative Agent under this Agreement upon delivery to the Administrative Agent in accordance with the terms of the Purchase Agreement. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Receivables Purchaser) designated in any written communication provided hereunder to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notwithstanding the foregoing, whenever it is provided herein that a notice is to be given to any other party hereto by a specific time, such notice shall only be effective if actually received by such party prior to such time, and if such notice is received after such time or on a day other than a Business Day, such notice shall only be effective on the immediately succeeding Business Day.

         SECTION 8.2 NO WAIVER; REMEDIES.

         Receivables Purchaser's failure, at any time or times, to require strict performance by the Receivables Seller of any provision of this Agreement or any Assignment shall not waive, affect or diminish any right of Receivables Purchaser thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver of any breach or default hereunder shall not suspend, waive or affect any other breach or default whether the same is prior or subsequent thereto and whether the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the Receivables Seller contained in this Agreement or any Assignment, and no breach or default by the Receivables Seller hereunder or thereunder, shall be deemed to have been suspended or waived by

Receivables Purchaser unless such waiver or suspension is by an instrument in writing signed by an officer of or other duly authorized signatory of Receivables Purchaser and directed to the Receivables Seller specifying such suspension or waiver. Receivables Purchaser's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that Receivables Purchaser may have under any other agreement, including the other Related Documents, by operation of law or otherwise. Recourse to the Receivables Collateral shall not be required.

         SECTION 8.3 SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES.

         This Agreement shall be binding upon and shall inure to the benefit of the Receivables Seller and Receivables Purchaser and their respective successors and permitted assigns, except as otherwise provided herein. The Receivables Seller may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of Receivables Purchaser, the Purchasers and the Administrative Agent and unless the Rating Agency Condition shall have been satisfied with respect to any such assignment. Any such purported assignment, transfer, hypothecation or other conveyance by the Receivables Seller without the prior express written consent of Receivables Purchaser, the Purchasers and the Administrative Agent shall be void. The Receivables Seller acknowledges that, to the extent permitted under the Purchase Agreement, Receivables Purchaser may assign its rights granted hereunder, including the benefit of any indemnities under Article V and any of its rights in the Receivables Collateral granted under Article VII, and upon such assignment, such assignee shall have, to the extent of such assignment, all rights of Receivables Purchaser hereunder and, to the extent permitted under the Purchase Agreement, may in turn assign such rights. The Receivables Seller agrees that, upon any such assignment, such assignee may enforce directly, without joinder of Receivables Purchaser, the rights set forth in this Agreement. All such assignees, including parties to the Purchase Agreement in the case of any assignment to such parties, shall be third party beneficiaries of, and shall be entitled to enforce Receivables Purchaser's rights and remedies under, this Agreement to the same extent as if they were parties hereto. Without limiting the generality of the foregoing, all notices to be provided to the Receivables Purchaser hereunder shall be delivered to both the Receivables Purchaser and the Administrative Agent under the Purchase Agreement, and shall be effective only upon such delivery to the Administrative Agent. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of the Receivables Seller and Receivables Purchaser with respect to the transactions contemplated hereby and, except for the Purchasers and the Administrative Agent, no Person shall be a third party beneficiary of any of the terms and provisions of this Agreement.

         SECTION 8.4 TERMINATION; SURVIVAL OF OBLIGATIONS.

         (a) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Termination Date.

         (b) Except as otherwise expressly provided herein or in any other Related Document, no termination or cancellation (regardless of cause or procedure) of any commitment made by Receivables Purchaser under this Agreement shall in any way affect or impair the obligations, duties and liabilities of the Receivables Seller or the rights of Receivables Purchaser relating to any unpaid portion of any and all recourse and indemnity obligations of the Receivables Seller to Receivables Purchaser, including those set forth in Sections 4.2(o), 4.4, 5.1 and 8.14, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Facility Termination Date. Except as otherwise expressly provided herein or in any other Related Document, all undertakings, agreements, covenants, warranties and representations of or binding upon the Receivables Seller, and all rights of Receivables Purchaser hereunder, all as contained in the Related Documents, shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that the rights and remedies pursuant to Sections 4.2(o), 4.4, the indemnification and payment provisions of Article V, and the provisions of Sections 8.3, 8.12 and 8.14 shall be continuing and shall survive any termination of this Agreement.

         SECTION 8.5 COMPLETE AGREEMENT; MODIFICATION OF AGREEMENT.

         This Agreement and the other Related Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements and understandings relating to the subject matter hereof and thereof, and may not be modified, altered or amended except as set forth in Section 8.6.

         SECTION 8.6 AMENDMENTS AND WAIVERS.

         No amendment, modification, termination or waiver of any provision of this Agreement or any of the other Related Documents, or any consent to any departure by the Receivables Seller therefrom, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto and the Purchasers and the Administrative Agent. No consent or demand in any case shall, in itself, entitle any party to any other consent or further notice or demand in similar or other circumstances.

         SECTION 8.7 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY
TRIAL.

         (a) THIS AGREEMENT AND EACH RELATED DOCUMENT (EXCEPT TO THE EXTENT THAT ANY RELATED DOCUMENT EXPRESSLY PROVIDES TO THE CONTRARY) AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES), EXCEPT TO THE EXTENT THAT THE PERFECTION, EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE RECEIVABLES PURCHASER IN THE RECEIVABLES OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         (b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED DOCUMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE RECEIVABLES PURCHASER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE RECEIVABLES COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OF THE ORIGINATOR ARISING HEREUNDER, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF RECEIVABLES PURCHASER. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH BENEATH ITS NAME ON THE SIGNATURE PAGES HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY'S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         (c) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN

CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         SECTION 8.8 COUNTERPARTS.

         This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of a signature page to this Agreement.

         SECTION 8.9 SEVERABILITY.

         Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         SECTION 8.10 SECTION TITLES.

         The section titles and table of contents contained in this Agreement are provided for ease of reference only and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         SECTION 8.11 NO SETOFF.

         The Receivables Seller's obligations under this Agreement shall not be affected by any right of setoff, counterclaim, recoupment, defense or other right the Receivables Seller might have against Receivables Purchaser, any Purchaser or the Administrative Agent, all of which rights are hereby expressly waived by the Receivables Seller.

         SECTION 8.12 CONFIDENTIALITY.

         (a) Except to the extent otherwise required by applicable law, as required to be filed publicly with the Securities and Exchange Commission, or unless each Affected Party shall otherwise consent in writing, the Receivables Seller and Receivables Purchaser agree to maintain the confidentiality of this Agreement (and all drafts hereof and documents ancillary hereto) in its communications with third parties other than any Affected Party or any AFC Indemnified Person and otherwise and not to disclose, deliver or otherwise make available to any third party (other than its directors, officers, employees, accountants or counsel) the original or any copy of all or any part of this Agreement (or any draft hereof and documents ancillary hereto) except to an Affected Party or an AFC Indemnified Person.

         (b) The Receivables Seller agrees that it shall not (and shall not permit any of its Subsidiaries to) issue any news release or make any public announcement pertaining to the transactions contemplated by this Agreement and the Related Documents without the prior written consent of Receivables Purchaser and each of the Committed Purchaser and the Conduit Purchaser (which consent shall not be unreasonably withheld) unless such news release or public announcement is required by law, in which case the Receivables Seller shall consult with Receivables Purchaser and each of the Committed Purchaser and the Conduit Purchaser prior to the issuance of such news release or public announcement. The Receivables Seller may, however, disclose the general terms of the transactions contemplated by this Agreement and the Related Documents to trade creditors, suppliers and other similarly-situated Persons so long as such disclosure is not in the form of a news release or public announcement.

         (c) Except to the extent otherwise required by applicable law, or in connection with any judicial or administrative proceedings, as required to be filed publicly with the Securities Exchange Commission, or unless the Receivables Seller otherwise consents in writing, the Receivables Purchaser agrees (i) to maintain the confidentiality of (A) this Agreement (and all drafts hereof and documents ancillary hereto) and (B) all other confidential proprietary information with respect to the Receivables Seller and its Affiliates and each of their respective businesses obtained by the Receivables Purchaser in connection with the structuring, negotiation and execution of the transactions contemplated herein and in the other documents ancillary hereto, in each case, in its communications with third parties other than any Affected Party or the Receivables Seller and (ii) not to disclose, deliver, or otherwise make available to any third party (other than its directors, officers, employees, accountants or counsel) the original or any copy of all or any part of this Agreement (or any draft hereof and documents ancillary hereto) except to an Affected Party or the Receivables Seller.

         SECTION 8.13 FURTHER ASSURANCES.

         (a) The Receivables Seller shall, at its sole cost and expense, upon request of Receivables Purchaser, any Purchaser or the Administrative Agent, promptly and duly execute and deliver any and all further instruments and documents and take such further actions that may be necessary or desirable or that Receivables Purchaser, any Purchaser or the Administrative Agent may request to carry out more effectively the provisions and purposes of this Agreement or any other Related Document or to obtain the full benefits of this Agreement and of the rights and powers herein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Receivables Purchaser of any Transferred Receivable or Receivables Collateral held by the Receivables Seller or in which the Receivables Seller has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the UCC) with respect to the ownership interests or Liens granted hereunder or under any other Related Document, (iii) transferring Receivables Collateral to Receivables Purchaser's possession if such collateral consists of chattel paper or instruments or if a Lien upon such collateral can be perfected only by possession, or if otherwise requested by Receivables Purchaser; and (iv) entering into "control agreements" (as defined in the UCC with respect to any Receivables Collateral to the extent that a first priority Lien upon such Receivables Collateral can be perfected only by control. The Receivables Seller hereby authorizes Receivables Purchaser, each Purchaser and the Administrative Agent to file any such financing or continuation statements without the signature of the Receivables Seller to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement or of any notice or financing statement covering the Transferred Receivables, the Receivables Collateral or any part thereof shall be sufficient as a notice or financing statement where permitted by law. If any amount payable under or in connection with any of the Receivables Collateral is or shall become evidenced by any instrument, such instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Receivables Purchaser immediately upon the Receivables Seller's receipt thereof and promptly delivered to Receivables Purchaser.

         (b) If the Receivables Seller fails to perform any agreement or obligation under this Section 8.13, Receivables Purchaser, any Purchaser or the Administrative Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of Receivables Purchaser, such Purchaser or the Administrative Agent incurred in connection therewith shall be payable by the Receivables Seller upon demand of Receivables Purchaser, such Purchaser or the Administrative Agent.

         SECTION 8.14 FEES AND EXPENSES.

         In addition to its indemnification obligations pursuant to Article V, the Receivables Seller agrees to pay on demand all costs and expenses incurred by Receivables Purchaser in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Related Documents, including the fees and out-of-pocket expenses of Receivables Purchaser's counsel, advisors, consultants and auditors retained in connection with the transactions contemplated thereby and advice in connection therewith, and the Receivables Seller agrees to pay all costs and expenses, if any (including attorneys' fees and expenses but excluding any costs of enforcement or collection of the Transferred Receivables), in connection with the enforcement of this Agreement and the other Related Documents.



                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have caused this Receivables Sale Agreement to be executed by their respective duly authorized representatives, as of the date first above written.


                               AFC RECEIVABLES HOLDING CORPORATION

                               By:
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                     ------------------------------------------

                               ADVANCE FUNDING CORPORATION


                               By:
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                     ------------------------------------------

                               ADVP MANAGEMENT, L.P.

                               By:
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                     ------------------------------------------

                                 Exhibit 2.1(a)

                                     Form of
                                   Assignment


         THIS ASSIGNMENT (the "Assignment") is entered into as of ______ __, 2001, by and between AFC RECEIVABLES HOLDING CORPORATION (the "Receivables Seller") and ADVANCE FUNDING CORPORATION ("Receivables Purchaser").

         1. We refer to that certain Receivables Sale and Contribution Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "Sale and Contribution Agreement") of even date herewith among the Receivables Seller, the Receivables Purchaser and AdvancePCS. All of the terms, covenants and conditions of the Sale and Contribution Agreement are hereby made a part of this Assignment and are deemed incorporated herein in full. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Sale and Contribution Agreement shall be applied herein as defined or established therein.

         2. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Receivables Seller hereby sells, or sells or contributes, to Receivables Purchaser, without recourse, except as provided in Sections 4.2(o) and 4.4 of the Sale and Contribution Agreement, all of the Receivables Seller's right, title and interest in, to and under all of its Transferred Receivables (including all Collections, Records and proceeds with respect thereto) existing as of the Closing Date and thereafter created or arising at any time until the Facility Termination Date.

         3. Subject to the terms and conditions of the Sale and Contribution Agreement, the Receivables Seller hereby covenants and agrees to sign, sell or contribute, as applicable, execute and deliver, or cause to be signed, sold or contributed, executed and delivered, and to do or make, or cause to be done or made, upon request of Receivables Purchaser and at the Receivables Seller's expense, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by Receivables Purchaser for the purpose of or in connection with acquiring or more effectively vesting in Receivables Purchaser or evidencing the vesting in Receivables Purchaser of the property, rights, title and interests of the Receivables Seller sold or contributed hereunder or intended to be sold or contributed hereunder.

         4. Wherever possible, each provision of this Assignment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Assignment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Assignment.

         5. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW

YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         IN WITNESS WHEREOF, the parties have caused this Assignment to be executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                               AFC RECEIVABLES HOLDING CORPORATION


                               By:
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                     ------------------------------------------

                               ADVANCE FUNDING CORPORATION


                               By:
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                     ------------------------------------------

                                 Exhibit 2.1(c)


                            FORM OF SUBORDINATED NOTE

                                                                [_____ __, 2001]

                  FOR VALUE RECEIVED, the undersigned, ADVANCE FUNDING CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of AFC RECEIVABLES HOLDING CORPORATION, a Delaware corporation (the "Subordinated Lender"), or its assigns, at c/o Entity Services, 103 Foulk Road, Suite 222, Wilmington, Delaware 19803, or at such other place as the holder of this Subordinated Note ("Note") may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all Subordinated Loans (as defined in the Sale Agreement referred to below) made to the Borrower, upon the earlier to occur of (i) the Final Purchase Date and (ii) the Termination Date (in each case, as defined in Annex X to the the Sale Agreement referred to below), together with interest thereon at the Prime Rate (the "Interest Rate") on the unpaid principal amount of each Subordinated Loan for the period commencing on and including the date of such Subordinated Loan to but excluding the date such Subordinated Loan is paid in full.

                  The date, amount and interest rate of each Subordinated Loan made by the Subordinated Lender to the Borrower, and each payment made by or on behalf of the Borrower on account of the principal thereof, shall be recorded by the Subordinated Lender on its books and, prior to any transfer of this Note, endorsed by the Subordinated Lender on the schedule attached hereto or any continuation thereof. The books of the Subordinated Lender and such schedule shall be presumptive evidence of the amounts due and owing to the Subordinated Lender by the Borrower; provided; that any failure of the Subordinated Lender to record a notation in its books or on the schedule to this Note as aforesaid or any error in so recording shall not limit or otherwise affect the obligation of the Borrower to repay Subordinated Loans in accordance with their respective terms set forth herein.

                  All capitalized terms, unless otherwise defined herein, shall have the meanings assigned to them in the Receivables Sale and Contribution Agreement of even date herewith (as the same may be subsequently amended, restated or otherwise modified, the "Sale Agreement") by and among the Borrower, the Subordinated Lender and ADVP Management L.P. This Note is issued pursuant to the Sale Agreement and is the Subordinated Note referred to therein. All of the terms, covenants and conditions of the Sale Agreement and all other instruments evidencing the indebtedness hereunder, including the other Related Documents, are hereby made a part of this Note and are deemed incorporated herein in full.

                  The Borrower may at any time and from time to time upon prior written notice to the Subordinated Lender voluntarily repay, in whole or in part, all Subordinated Loans made hereunder. Any amount so repaid may, subject to the terms and conditions hereof, be reborrowed hereunder; provided, that all repayments of Subordinated Loans or any portion thereof shall be made together with payment of all interest accrued on the amount repaid to (but excluding) the date of such repayment. Any such notice must be given in writing on or before the Business Day immediately preceding the day the proposed Subordinated Loan is to be repaid (which shall be a Business Day). Each such notice of repayment shall specify the amount of Subordinated Loans to be repaid and the repayment date thereof.

                  Interest shall be payable on the outstanding principal amount of this Note from time to time in arrears on the first Business Day of each month. All computations of interest shall be made by the Lender on the basis of a 365 day year, in each case for the actual number of days occurring in the period for which such interest is payable. The Interest Rate shall be determined
(i) on the first Business Day immediately prior to the date any Subordinated Loan is made for calculation of the Interest Rate for the period from the date such Subordinated Loan is made through the end of the first calendar month following such date, and (ii) as of the last Business Day of each month for use in calculating the interest that is payable for the following calendar month, and the Interest Rate so determined shall be utilized for such calendar month. Each determination by the Subordinated Lender of an interest rate hereunder shall be final, binding and conclusive on the Borrower (absent manifest error). The Borrower shall pay interest at the applicable Interest Rate on unpaid interest on any Subordinated Loan or any installment thereof, and on any other amount payable by the Borrower hereunder (to the extent permitted by law) that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof to (but excluding) the date the same is indefeasibly paid in full.

                  If any payment or prepayment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the Interest Rate during such extension.

                  As set forth below, the indebtedness evidenced by this Subordinated Note is subordinate in right of payment to all "Seller Secured Obligations" (as defined in Annex X of the Sale Agreement) and all renewals, extensions, refinancings or refundings of any such obligations (whether for principal, interest (including but not limited to interest accruing after the filing of a petition initiating any bankruptcy, insolvency or receivership proceeding (each, an "Insolvency Proceeding") whether or not such interest is allowed in such Insolvency Proceeding), fees, indemnities, repurchase price, expenses or otherwise) (collectively, the "Senior Obligations"). The subordination provisions contained herein are for the direct benefit of, and may be enforced by, any holder of a Senior Obligation, and may not be terminated, amended or otherwise revoked until the Senior Obligations have been indefeasibly paid in full in cash and the Related Documents terminated in accordance with their respective terms. Upon the occurrence and during the continuance of any Termination Event or Incipient Termination Event, the Subordinated Lender shall not demand, accelerate, sue for, take, receive or accept from the Borrower, directly or indirectly, in cash or other property or by set-off or any other manner (including, without limitation, from or by way of collateral) any payment of or security for all or any part of the indebtedness under this Subordinated Note or exercise any remedies or take any action or proceeding to enforce the same. The Subordinated Lender hereby agrees that prior to the date that is one year and one day after all of the Senior Obligations have been indefeasibly paid in full in cash and the Related Documents terminated in accordance with their respective terms, the Subordinated Lender will not take any action to institute any Insolvency Proceeding in respect of the Borrower or which would be reasonably likely to cause the Borrower to be subject to, or seek the protection of, any such Insolvency Proceeding.

                  If the Borrower becomes subject to any Insolvency Proceeding, then the holders of the Senior Obligations shall receive payment in full of all amounts due or to become due on or with respect to the Senior Obligations before the Subordinated Lender shall be entitled to receive any payment on account of this Subordinated Note. Accordingly, any payment or distribution of assets of the Borrower of any kind or character, whether in cash, securities or other property, in any applicable Insolvency Proceeding, that would otherwise be payable to or deliverable upon or with respect to any or all indebtedness under this Subordinated Note, is hereby assigned to and shall be paid or delivered by the person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Administrative Agent for application to, or as collateral for the payment of, the Senior Obligations until such Senior Obligations shall have been indefeasibly paid in full in cash.

                  In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Subordinated Lender for the use, forbearance or detention of money advanced hereunder exceed the highest rate of interest permissible under law (the "Maximum Lawful Rate"). In the event that a court of competent jurisdiction determines that Subordinated Lender has charged or received interest hereunder in excess of the Maximum Lawful Rate, the amount of interest payable hereunder shall be equal to the amount payable under the Maximum Lawful Rate; provided, that if at any time thereafter the amount of interest payable to Subordinated Lender hereunder is less than the amount payable under the Maximum Lawful Rate, the Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Subordinated Lender from the making of Subordinated Loans hereunder is equal to the total interest that Subordinated Lender would have received had the amount of interest payable to Subordinated Lender hereunder been (but for the operation of this paragraph) paid. Thereafter, the amount of interest payable hereunder shall be the amount determined in accordance with the terms hereof unless and until the amount so calculated again exceeds the amount payable under the Maximum Lawful Rate, in which event this paragraph shall again apply. In no event shall the total interest received by Subordinated Lender pursuant to the terms hereof exceed the amount that Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. In the event the amount payable under the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. In the event that a court of competent jurisdiction, notwithstanding the provisions of this Note, shall make a final determination that Subordinated Lender has received interest hereunder in excess of the Maximum Lawful Rate, Subordinated Lender shall, to the extent permitted by applicable law, promptly apply such excess first to any interest due and not yet paid hereunder, then to the outstanding principal amount of the Subordinated Loans, then to fees and any other unpaid charges, and thereafter shall refund any excess to the Borrower or as a court of competent jurisdiction may otherwise order.

                  Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note.

                  Time is of the essence of this Note. To the fullest extent permitted by applicable law, the Borrower expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.

                  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE BORROWER HERETO WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS NOTE, THE SALE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                  IN WITNESS WHEREOF, the Borrower has caused this Note to be signed and delivered by its duly authorized officer as of the date set forth above.

                               ADVANCE FUNDING CORPORATION


                               By:
                                  ---------------------------------------------
                               Name:
                               Title:

                     SCHEDULE OF LOANS TO SUBORDINATED NOTE

                  Amount of             Amount of            Unpaid Principal      Notation made by
     Date         Subordinated Loan     Principal Paid       Balance               (initials)
     ----         -----------------     --------------       ----------------      ----------------


                                 Exhibit 6.2(a)

                               FORM OF PARENT NOTE

                                                                _______ __, 2001

                  FOR VALUE RECEIVED, the undersigned, ADVANCEPCS (the "Borrower"), hereby promises to pay to the order of AFC RECEIVABLES HOLDING CORPORATION, a Delaware corporation (the "Lender"), or its assigns at, c/o Entity Services, 103 Foulk Road, Suite 222, Wilmington, Delaware 19803, or at such other place as the holder of this Parent Note ("Note") may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the Maximum Purchase Limit or, if less, the aggregate unpaid principal amount of the Parent Loan (as defined in the Sale Agreement referred to below) made to the Borrower, upon the earlier to occur of
(i) the Final Purchase Date and (ii) the Termination Date (in each case, as defined in Annex X to the Sale Agreement referred to below), together with interest thereon at the Prime Rate (the "Interest Rate") on the unpaid principal amount of the Parent Loan for the period commencing on and including the date of the Note to but excluding the date the Note is paid in full. Notwithstanding anything in the foregoing to the contrary, the Lender may, at any time, demand payment of principal for the following reasons: (A) to avoid a capital contribution under Section 2.1 of the Purchase and Contribution Agreement, and
(B) for the payment of any taxes or operating expenses which may be incurred by the Lender.

                  The date, amount and interest rate of the Parent Loan made by the Lender to the Borrower, and each payment made by or on behalf of the Borrower on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof. The books of the Lender and such schedule shall be presumptive evidence of the amounts due and owing to the Lender by the Borrower; provided; that any failure of the Lender to record a notation in its books or on the schedule to this Note as aforesaid or any error in so recording shall not limit or otherwise affect the obligation of the Borrower to repay the Parent Loan in accordance with the terms set forth herein.

                  All capitalized terms, unless otherwise defined herein, shall have the meanings assigned to them in the Receivables Sale and Contribution Agreement of even date herewith (as the same may be subsequently amended, restated or otherwise modified, the "Sale Agreement") by and among the Lender, the Borrower, ADVP Management L.P. and Advance Funding Corporation. This Note is issued pursuant to the Sale Agreement and is the Parent Note referred to therein. All of the terms, covenants and conditions of the Sale Agreement and all other instruments evidencing the indebtedness hereunder, including the other Related Documents, are hereby made a part of this Note and are deemed incorporated herein in full.

                  Interest shall be payable on the outstanding principal amount of this Note monthly in arrears on each Interest Payment Date. All computations of interest shall be made by the Lender on the basis of a 360 day year, in each case for the actual number of days occurring in the period for which such interest is payable. The Interest Rate shall be determined (i) on the first

Business Day immediately prior to the Closing Date for calculation of the Interest Rate for the period from the Closing Date through the end of the first calendar month following the Closing Date, and (ii) as of the last Business Day of each month for use in calculating the interest that is payable for the following calendar month, and the Interest Rate so determined shall be utilized for such calendar month. Each determination by the Lender of an interest rate hereunder shall be final, binding and conclusive on the Borrower (absent manifest error). The Borrower shall pay interest at the applicable Interest Rate on unpaid interest on the Parent Loan or any installment thereof, and on any other amount payable by the Borrower hereunder (to the extent permitted by law) that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof to (but excluding) the date the same is indefeasibly paid in full.

                  If any payment or repayment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the Interest Rate during such extension.

                  In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of money advanced hereunder exceed the highest rate of interest permissible under law (the "Maximum Lawful Rate"). In the event that a court of competent jurisdiction determines that Lender has charged or received interest hereunder in excess of the Maximum Lawful Rate, the amount of interest payable hereunder shall be equal to the amount payable under the Maximum Lawful Rate; provided, that if at any time thereafter the amount of interest payable to Lender hereunder is less than the amount payable under the Maximum Lawful Rate, the Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Lender from the making of the Parent Loan hereunder is equal to the total interest that Lender would have received had the amount of interest payable to Lender hereunder been (but for the operation of this paragraph) paid. Thereafter, the amount of interest payable hereunder shall be the amount determined in accordance with the terms hereof unless and until the amount so calculated again exceeds the amount payable under the Maximum Lawful Rate, in which event this paragraph shall again apply. In no event shall the total interest received by Lender pursuant to the terms hereof exceed the amount that Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. In the event the amount payable under the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. In the event that a court of competent jurisdiction, notwithstanding the provisions of this Note, shall make a final determination that Lender has received interest hereunder in excess of the Maximum Lawful Rate, Lender shall, to the extent permitted by applicable law, promptly apply such excess first to any interest due and not yet paid hereunder, then to the outstanding principal amount of the Parent Loans, then to fees and any other unpaid charges, and thereafter shall refund any excess to the Borrower or as a court of competent jurisdiction may otherwise order.

                  Notwithstanding anything herein to the contrary, each of the Lender, as the holder of this Note, and the Borrower, as the maker of this Note, hereby represents, warrants and covenants as to the following: (a) there shall be no set-off right between amounts due under this Note and amounts due to or from the Borrower or any of its Affiliates to any Person in respect of any of the Receivables, under the Parent Guaranty and/or any other obligation of the Borrower or any of its Affiliates, (b) the obligation represented by this Note shall not be secured by any Receivable or any other asset of the Borrower, (c) notwithstanding this Note and any transfer of any Receivables or any other property to the Lender from the Originator, any such transfer of a Receivable or any other property is not, and will not be made in extinguishment of or to secure an obligation of the Borrower to repay any amount at any time due under this Note or the Intercompany Note. Furthermore, the Borrower hereby waives its right to assert any claim contrary to clause (c) above.

                  Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note.

                  Time is of the essence of this Note. To the fullest extent permitted by applicable law, the Borrower expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.

                  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE BORROWER HERETO WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS NOTE, THE SALE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                  IN WITNESS WHEREOF, the Borrower has caused this Note to be signed and delivered by its duly authorized officer as of the date set forth above.



                               ADVANCEPCS


                               By:
                                  ---------------------------------------------
                               Name:
                               Title:







ACKNOWLEDGED AND AGREED TO AS OF THE
DATE FIRST ABOVE WRITTEN:

AFC RECEIVABLES HOLDING CORPORATION

By:
   ---------------------------------------------
Name:
Title:

                        SCHEDULE OF LOANS TO PARENT NOTE

                                                                     Unpaid
                     Amount of              Amount of                Principal              Notation made
     Date            Parent Loan            Principal Paid           Balance                by (initials)
     ----            -----------            --------------           ---------              -------------


                                 Exhibit 6A.2(a)

                            FORM OF INTERCOMPANY NOTE

                                                               _______ __, 2001


                  FOR VALUE RECEIVED, the undersigned, ADVANCEPCS (the "Borrower"), hereby promises to pay to the order of AFC RECEIVABLES HOLDING CORPORATION, a Delaware corporation (the "Lender"), or its assigns at, c/o Entity Services, 103 Foulk Road, Suite 222, Wilmington, Delaware 19803, or at such other place as the holder of this Intercompany Note ("Note") may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of the Intercompany Loans (as defined in the Sale Agreement referred to below) made to the Borrower, upon the earlier to occur of (i) the Final Purchase Date and (ii) the Termination Date (in each case, as defined in Annex X to the Sale Agreement referred to below), together with interest thereon at the Prime Rate (the "Interest Rate") on the unpaid principal amount of the Intercompany Loans for the period commencing on and including the date of the Note to but excluding the date the Note is paid in full. Notwithstanding anything in the foregoing to the contrary, the Lender may, at any time, demand payment of principal for the payment of any taxes or operating expenses which may be incurred by the Lender.

                  The date, amount and interest rate of the Intercompany Loans made by the Lender to the Borrower, and each payment made by or on behalf of the Borrower on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof. The books of the Lender and such schedule shall be presumptive evidence of the amounts due and owing to the Lender by the Borrower; provided; that any failure of the Lender to record a notation in its books or on the schedule to this Note as aforesaid or any error in so recording shall not limit or otherwise affect the obligation of the Borrower to repay the Intercompany Loans in accordance with the terms set forth herein.

                  All capitalized terms, unless otherwise defined herein, shall have the meanings assigned to them in the Receivables Sale and Contribution Agreement of even date herewith (as the same may be subsequently amended, restated or otherwise modified, the "Sale Agreement") by and among the Lender, the Borrower, ADVP Management L.P. and Advance Funding Corporation. This Note is issued pursuant to the Sale Agreement and is the Intercompany Note referred to therein. All of the terms, covenants and conditions of the Sale Agreement and all other instruments evidencing the indebtedness hereunder, including the other Related Documents, are hereby made a part of this Note and are deemed incorporated herein in full.

                  Interest shall be payable on the outstanding principal amount of this Note monthly in arrears on each Interest Payment Date. All computations of interest shall be made by the

Lender on the basis of a 360 day year, in each case for the actual number of days occurring in the period for which such interest is payable. The Interest Rate shall be determined (i) on the first Business Day immediately prior to the Closing Date for calculation of the Interest Rate for the period from the Closing Date through the end of the first calendar month following the Closing Date, and (ii) as of the last Business Day of each month for use in calculating the interest that is payable for the following calendar month, and the Interest Rate so determined shall be utilized for such calendar month. Each determination by the Lender of an interest rate hereunder shall be final, binding and conclusive on the Borrower (absent manifest error). The Borrower shall pay interest at the applicable Interest Rate on unpaid interest on the Intercompany Loans or any installment thereof, and on any other amount payable by the Borrower hereunder (to the extent permitted by law) that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof to (but excluding) the date the same is indefeasibly paid in full.

                  If any payment or repayment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the Interest Rate during such extension.

                  In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of money advanced hereunder exceed the highest rate of interest permissible under law (the "Maximum Lawful Rate"). In the event that a court of competent jurisdiction determines that Lender has charged or received interest hereunder in excess of the Maximum Lawful Rate, the amount of interest payable hereunder shall be equal to the amount payable under the Maximum Lawful Rate; provided, that if at any time thereafter the amount of interest payable to Lender hereunder is less than the amount payable under the Maximum Lawful Rate, the Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Lender from the making of Intercompany Loans hereunder is equal to the total interest that Lender would have received had the amount of interest payable to Lender hereunder been (but for the operation of this paragraph) paid. Thereafter, the amount of interest payable hereunder shall be the amount determined in accordance with the terms hereof unless and until the amount so calculated again exceeds the amount payable under the Maximum Lawful Rate, in which event this paragraph shall again apply. In no event shall the total interest received by Lender pursuant to the terms hereof exceed the amount that Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. In the event the amount payable under the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. In the event that a court of competent jurisdiction, notwithstanding the provisions of this Note, shall make a final determination that Lender has received interest hereunder in excess of the Maximum Lawful Rate, Lender shall, to the extent permitted by applicable law, promptly apply such excess first to any interest due and not yet paid hereunder, then to the outstanding principal amount of the Intercompany Loans, then to fees and any other unpaid charges, and thereafter shall refund any excess to the Borrower or as a court of competent jurisdiction may otherwise order.

                  Notwithstanding anything herein to the contrary, each of the Lender, as the holder of this Note, and the Borrower as the maker of this Note, hereby represents, warrants and covenants as to the following: (a) there shall be no set-off right between amounts due under this Note and amounts due to or from the Borrower or any of its Affiliates to any Person in respect of any of the Receivables, under the Parent Guaranty and/or any other obligation of the Borrower or any of its Affiliates, (b) the obligation represented by this Note shall not be secured by any Receivable or any other asset of the Borrower, (c) notwithstanding this Note and any transfer of any Receivables or any other property to the Lender from the Originator, any such transfer of a Receivable or any other property is not, and will not be made in extinguishment of or to secure an obligation of the Borrower to repay any amount at any time due under this Note or the Parent Note. Furthermore, the Borrower hereby waives its right to assert any claim contrary to clause (c) above.

                  Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note.

                  Time is of the essence of this Note. To the fullest extent permitted by applicable law, the Borrower expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.

                  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE BORROWER HERETO WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS NOTE, THE SALE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                  IN WITNESS WHEREOF, the Borrower has caused this Note to be signed and delivered by its duly authorized officer as of the date set forth above.

                               ADVANCEPCS


                               By:
                                  ---------------------------------------------
                               Name:
                               Title:






ACKNOWLEDGED AND AGREED TO AS OF THE
DATE FIRST ABOVE WRITTEN:

AFC RECEIVABLES HOLDING CORPORATION

By:
   ---------------------------------------------
Name:
Title:

                     SCHEDULE OF LOANS TO INTERCOMPANY NOTE

                          Amount of                                       Unpaid
                          Intercompany            Amount of               Principal         Notation made
     Date                 Loan                    Principal Paid          Balance           by (initials)
     ----                 ------------            --------------          ---------         -------------


                                 Schedule 4.1(b)

        Formation Jurisdiction; Executive Offices; Collateral Locations;
                       Corporate Names; Trade Names; FEIN

                                 SCHEDULE 4.1(B)

Jurisdiction of incorporation:  Delaware.

The Receivables Seller's chief executive office and principal place of business are located at 103 Foulk Rd., Suite 222, Wilmington, Delaware 19803.

Locations of Receivables Seller's offices, the warehouses and premises within which any Receivables Collateral has been stored or located, and the locations of all records concerning Receivables Collateral over the past 12 months and names in which Receivables Collateral at such locations has been held over the past 12 months are as follows:

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
5215 N. O'Connor Blvd., Suite 1600
Irving, TX  75039*

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
9501 E. Shea Blvd.
Scottsdale, AZ  85260*

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
1300 E. Campbell Rd.
Richardson, TX  75081

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
Cardinal Tech Park
1703 N. Plano Rd.
Richardson, TX  75081

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
9060 East Via Linda Blvd.
Scottsdale, AZ  85260

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
92 Mountain View Office Complex
10001 N. 92nd Street
Scottsdale, AZ  85260

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
10301 North 92nd Street
Scottsdale, AZ  85260

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
8901 East Mountain View
Scottsdale, AZ  85260

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
11350 McCormick Rd., Suite 1000
Hunt Valley, MD  21031*

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
Norman Center IV
5701 Green Valley Drive
Bloomington, MN  55437*

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
11344 Coloma Rd.
Gold River,  CA  95670

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
23945 Calabasas Rd.
Calabasas,  CA  91302

AdvancePCS, L.P.
AdvancePCS Health, L.P.
10481 Armstrong St.
Mather, CA  95655

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
200 Day Hill Rd.
Windsor, CT  06095

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
1900 Century Blvd.
Atlanta, GA  30345

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
7000 Central Parkway
Atlanta, GA  30328

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
7101 College Blvd.
Overland Park, KS  66210

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
200 Lowder Brook Dr.
Westwood,  MA  02090

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
465 Columbus Avenue
Valhalla, NY  10595

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
1120 Welsh Road
North Wales,  PA  19454

AdvancePCS Health, L.P.
250 Old Wilson Bridge Rd.
Worthington, OH  43085

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
1 Great Valley Rd.
Hanover Township, PA  18702

AdvancePCS, L.P.
AdvancePCS Health, L.P.
11490 Commerce Park
Reston, VA  20191

*Locations where Receivables Collateral has been stored or located over the past twelve (12) months.

Trade names: none.

FEIN:  74-3023022

                                 Schedule 4.1(d)

                                   Litigation

None.

                                 Schedule 4.1(h)

            Ventures, Subsidiaries and Affiliates; Outstanding Stock

Subsidiaries: Advance Funding Corporation.

The following entities are Affiliates of the Receivables Seller:

AdvancePCS
AdvancePCS Health Systems, LLC
ADVP Consolidation, L.L.C.
AdvancePCS Research, L.L.C.
AdvancePCS Health, L.P.
ADVP Management, L.P.
AdvanceRx.com, L.P.
Baumel-Eisner Neuromedical Institute, Inc.
First Florida International Holdings, Inc.
FFI Rx Managed Care, Inc.
Ambulatory Care Review Services, Inc.
HMN Health Services, Inc.
AdvancePCS Holding Corporation
AdvancePCS Puerto Rico, Inc.
AdvancePCS SpecialtyRx, LLC
AdvancePriority SpecialtyRx LLC
Dresing-Lierman, Inc.
TheraCom, Inc.
Consumer Health Interactive, Inc.
AdvancePCS Mail Services of Birmingham, Inc.

Ownership: At closing, AdvancePCS Health, L.P. owns 100% of the stock of the Receivables Seller.

                                 Schedule 4.1(i)

                                   Tax Matters

None.

                                 Schedule 4.1(r)

                        Deposit and Disbursement Accounts

As of the Closing Date, the following accounts will be in the name of AFC Receivables Holding Corporation:

1.       Bank of America
         1850 Gateway Blvd
         Concord, CA 94520

         Telephone # (925) 675-7737

         Account # 12330355135

         ACH and wire transfers are sent to this account for non-securitized receivables and general receipts.

         Lockboxes attached to account:
         AdvancePCS
         P.O. 847831
         Dallas, TX  75284-7831

         This lockbox receives checks for non -securitized receivables and general receipts.

         Service Benefit Plan
         P.O. Box 847857
         Dallas, TX 75284-7857

         This lockbox is being set-up to receive refund recovery checks from members in the FEP program and will replace the Harris FEP Lock Box.

2.       J.P. Morgan Chase
         2200 Ross Avenue
         Dallas, TX  75201

         Telephone # (972) 888-7946

         Account # 07001229780

         This account receives wire payments for data service claims.

3.       Bank One
         1717 Main Street
         Dallas, TX  75201

         Telephone # (214) 290-4438

         Lockbox - Account  # 1576386856

         This lockbox receives checks for payment of data service claims.

         Lockbox Address:
         Bank One
         P.O. Box  971910
         Dallas, TX  75397-1910

                                 Schedule 4.3(b)

                                 Existing Liens

All Liens imposed pursuant to the terms and conditions of the Senior Credit Facility.